SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           THE SPORTS AUTHORITY, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                           THE SPORTS AUTHORITY, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 1, 2000

                        ---------------------------------

Dear Stockholder:

      The 2000 annual meeting of stockholders of The Sports Authority, Inc. will be held on Thursday, June 1, 2000, at 9:00 A.M. at the Company's corporate headquarters, 3383 North State Road 7, Fort Lauderdale, Florida 33319. At the meeting, stockholders will act on the following matters:

      1. Election of three Class III Directors, each for a term of three years;

      2.    Approval of the 2000 Stock Option and Stock Award Plan;

      3.    Approval of the amendment of the Director Stock Plan;

      4. Ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for fiscal 2000; and

      5.    Any other matters that properly come before the meeting.

      You must be a stockholder of record at the close of business on April 3, 2000 to vote at the meeting or any adjournments or postponements of the meeting. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card. You may be asked to present valid picture identification, such as a driver's license or passport, at the meeting. If you do not indicate attendance on the proxy card you will be required to present acceptable proof of stock ownership for admission to the meeting. This will include a copy of a brokerage statement reflecting your stock ownership as of the record date if you hold your shares in "street name" (that is, through a broker or other nominee).

      Regardless of whether you will attend, please vote by completing and promptly mailing your proxy card in the prepaid return envelope provided. Voting by mail will not prevent you from voting in person at the meeting.

                                    By Order of the Board of Directors,


                                    /s/ Frank W. Bubb

Ft. Lauderdale, Florida             FRANK W. BUBB
April 28, 2000                      Secretary

                                TABLE OF CONTENTS

ABOUT THE MEETING .........................................................    1

    What is the purpose of the annual meeting? ............................    1

    Who can vote? .........................................................    1

    Who can attend the meeting? ...........................................    1

    What constitutes a quorum? ............................................    1

    How do I vote? ........................................................    2

    Can I change my vote after I return my proxy card? ....................    2

    How do I vote my 401(k) and Employee Stock Purchase Plan shares? ......    2

    Who counts votes? .....................................................    2

    What are the Board's recommendations? .................................    2

    What vote is required to approve each item? ...........................    3

    Who pays the proxy solicitation costs? ................................    3

    How do I submit stockholder proposals and Director nominations? .......    3

STOCK OWNERSHIP ...........................................................    3

    Who are the largest owners of the Company's stock? ....................    3

    How much stock do the Company's Directors and executive officers own? .    4

PROPOSAL 1: ELECTION OF DIRECTORS .........................................    5

    Nominees for Election as Class III Directors ..........................    5

    Directors Continuing in Office ........................................    6

    How often did the Board meet during fiscal 1999? ......................    7

    What committees has the Board established? ............................    7

    How are Directors compensated? ........................................    7

    Executive Compensation ................................................    8

      Compensation Committee Report on Executive Compensation .............    8

      Executive Compensation for Last Three Fiscal Years ..................   10

      Stock Options .......................................................   11

      Retirement Benefits .................................................   13

      Employment and Severance Agreements .................................   13

      Comparative Stockholder Return ......................................   15

    Section 16(A) Beneficial Ownership Reporting Compliance ...............   16

    Certain Transactions ..................................................   16

PROPOSAL 2: APPROVAL OF THE 2000 STOCK OPTION AND STOCK AWARD PLAN ........   17

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF THE DIRECTOR STOCK PLAN ..........   21

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC
           ACCOUNTANTS ....................................................   24

EXHIBIT A The Sports Authority, Inc. 2000 Stock Option and Stock Award Plan

EXHIBIT B The Sports Authority, Inc. Director Stock Plan

                           THE SPORTS AUTHORITY, INC.
                             3383 North State Road 7
                          Ft. Lauderdale, Florida 33319

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

      This proxy statement is being mailed on or about April 28, 2000, in connection with the solicitation of proxies by the Board of Directors of The Sports Authority, Inc. for use at the annual meeting of stockholders and at any postponements or adjournments of the meeting. The meeting will be held on Thursday, June 1, 2000, at 9:00 A.M. at the Company's corporate headquarters, 3383 North State Road 7, Fort Lauderdale, Florida 33319.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of three Class III Directors for three-year terms, approval of the 2000 Stock Option and Stock Award Plan (which will not increase the number of shares reserved for issuance under the Company's stock option plans), approval of the amendment to the Director Stock Plan (which will increase the number of shares reserved for issuance by approximately 450,000), and ratification of the appointment of the Company's independent public accountants. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from stockholders.

Who can vote?

      If you owned stock at the close of business on the record date, April 3, 2000, you are entitled to receive notice of the annual meeting and to one vote for each share you owned on that date on each matter to be acted upon at the meeting, or any postponements or adjournments of the meeting.

Who can attend the meeting?

      All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. A list of stockholders entitled to notice of and to vote at the meeting will be available for inspection at the meeting and at the Company's corporate offices for at least ten days before the meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. If you did not indicate attendance on the proxy card you will be required to present acceptable proof of stock ownership for admission to the meeting. This will include a copy of a brokerage statement reflecting your stock ownership as of the record date if you hold your shares in "street name" (that is, through a broker or other nominee).

What constitutes a quorum?

      A quorum is necessary to hold a valid meeting of stockholders. A majority of the shares outstanding on the record date must be present in person or represented by proxy to constitute a quorum. If a quorum is not present at the meeting, the stockholders present in person or represented by proxy will have the power to adjourn the meeting until a quorum is present in person or by proxy, with no other notice than announcement at the meeting. Any business that could have been transacted at the originally noticed meeting can be transacted at the adjourned meeting at which a quorum is present in person or by proxy. As of the record date, there were 32,208,176 shares of common stock of the Company outstanding. Proxies received but marked as "WITHHOLD VOTE", abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to the transfer agent (as agent for the Company), it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if you file with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How do I vote my 401(k) and Employee Stock Purchase Plan shares?

      If you participate in The Sports Authority 401(k) Savings and Profit Sharing Plan, you may vote the shares allocated to your account (including unvested shares), as of the record date. You may vote by instructing State Street Bank and Trust Company, the trustee of the Plan, by completing, properly signing and returning the proxy card being mailed with this proxy statement to plan participants.

      If you do not send instructions, the shares allocated to your account will be voted by the trustee in the same proportion that it votes shares for which it did receive timely instructions.

      You may also revoke previously given voting instructions at any time before the proxy is exercised by filing with the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date.

      If you participate in the Employee Stock Purchase Plan, you may vote your shares as if you owned them outside the plan.

Who counts votes?

      American Stock Transfer and Trust Company, the Company's stock transfer agent, will count the votes represented by proxy. An employee of American has been appointed by the Board as an independent inspector of the election.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation follows the description of each item in this proxy statement. In summary, the Board recommends a vote:

      o     For election of the nominated slate of Directors (see page 5);

      o     For approval of the 2000 Stock Option and Stock Award Plan (see page
            17);

      o     For approval of the amendment of the Director Stock Plan (see page
            21); and

      o For ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for fiscal 2000 (see page
            24).

      The Company does not know of any business that will be presented for consideration at the annual meeting other than the items referred to above. If other matters are properly brought before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of Directors. The affirmative vote of a plurality of the shares represented and voting in person or by proxy and entitled to vote at the meeting is required to elect the Directors nominated. Abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to elect a Director and, as a result, will have no effect on the outcome of that vote.

      Other Items. For each other item, the affirmative vote of a majority of the shares represented and voting in person or by proxy and entitled to vote at the meeting is required for approval. In determining whether a proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal and broker non-votes will have no effect.

Who pays the proxy solicitation costs?

      Your proxy is solicited by the Board of Directors. The Company pays the cost of soliciting your proxy and reimburses banks, brokerage firms, voting trustees and other custodians, nominees and fiduciaries for reasonable costs incurred by them in forwarding proxy material to you. The Company has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies for a fee of approximately $4,000. Solicitation will be made by mail, and may be made personally or by telephone by officers and regular employees of the Company without compensation other than their regular compensation.

How do I submit stockholder proposals and Director nominations?

      Under Rule 14a-8 under the Securities Exchange Act of 1934, any proposal you intend to present at the Company's 2001 annual meeting must be received by the Company's Secretary at the corporate headquarters no later than December 29, 2000 to be eligible for inclusion in the proxy materials for the meeting.

      Under the Company's bylaws, you can nominate a person for election to the Board or propose any matter for consideration at an annual meeting if you are a stockholder of record on the record date for the meeting and on the date you give the Secretary of the Company at the corporate headquarters timely notice of the nomination or proposal in proper written form. The notice must be delivered not less than 60 or more than 90 days prior to the date of the annual meeting. If the Company gives less than 70 days notice to stockholders, or prior public disclosure of the date of the annual meeting, then your notice does not have to be received by the Company's Secretary until the close of business on the tenth day after the earlier of the day the Company discloses the annual meeting date or mails notice of the meeting date. To be in proper written form, your notice must contain specified information about you and the matter to be presented at the meeting or the person whom you propose to nominate.

                                 STOCK OWNERSHIP

Who are the largest owners of the Company's stock?

      The following table sets forth certain information concerning the beneficial ownership of shares by each stockholder who is known by the Company, to own beneficially more than 5% of the outstanding shares. This information is shown as of December 31, 1999 and is based on the most recent Schedules 13G filed by these stockholders with the Securities and Exchange Commission, unless otherwise indicated. Except as otherwise indicated, these stockholders have sole voting power and sole dispositive power with respect to the number of shares shown.

                                                               Percent of Shares
Name and Address                            Number of Shares      Outstanding
----------------                            ----------------   -----------------

JUSCO Co., Ltd. .........................       3,030,000             9.4%
51-1, 1-chome,
Nakase, Mihama-ku,
Chiba-shi, Chiba 261, Japan

Joseph L. Harrosh .......................       3,202,707(1)          9.9%(1)
40900 Grimmer Blvd.
Fremont, CA 94538

Dimensional Fund Advisors Inc. ..........       2,031,600(2)          6.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

----------
(1) These shares include 960,807 shares which Mr. Harrosh had the right to acquire upon the conversion of $31,356,000 of the Company's 5.25% Convertible Subordinated Notes due 2001 (at a conversion price of $32.635 per share). The Company purchased $33,356,000 of the Notes from Mr. Harrosh after December 31, 1999.
(2) Dimensional Fund Advisors Inc. possesses voting and/or investment power over the shares that are owned by the four investment companies, group trusts and accounts that it furnishes investment advice to. Dimensional disclaims beneficial ownership of the shares.

How much stock do the Company's Directors and executive officers own?

The following table shows the amount of common stock of the Company beneficially owned by each Director, each Director nominee and the executive officers named in the Summary Compensation Table on Page 11, and by all Directors, nominees and executive officers as a group, as of April 3, 2000. Except as otherwise indicated, all persons listed below have sole voting power and sole dispositive power with respect to the number of shares shown, except to the extent that power is shared by spouses under applicable law.

                                                               Percent of Shares
Name and Address                            Number of Shares      Outstanding
----------------                            ----------------   -----------------
Brown, A. David .........................           233(1)              *
Buoniconti, Nicholas A. .................        19,978(2)              *
Burton, Mary Elizabeth ..................         5,800                 *
Cohen, Cynthia R. .......................         8,406                 *
Crudele, Anthony F. .....................        38,229(3)              *
Dougherty, Steve ........................       284,021(2)              *
Erving, Julius W. .......................         9,291                 *
Farmer, Carol A. ........................        18,675(2)              *
Flieck, Henry ...........................        57,500(4)              *
Hanaka, Martin E. .......................       253,420(5)              *
Mihalko, George R. ......................        30,000(6)              *
Moore, Charles H. .......................        11,000                 *
Quintana, Arthur ........................        10,654(7)              *
Tener, James R. .........................        10,000(8)              *
All Directors, nominees and executive
 officers as a group (14 persons) .......       757,207                2.3%

----------
*     Represents less than one percent.
(1) This number does not include 6,773 restricted shares granted to Mr. Brown under the Director Stock Plan, receipt of which he has elected to defer under the terms of that Plan.
(2) Included in the number shown for each of these Directors is 5,607 shares with respect to which options were granted under the Director Stock Plan.
(3) Includes 3,434 shares held under the 401(k) Savings and Profit Sharing Plan; 14,307 shares with respect to which employee stock options are exercisable; and 20,487 unrestricted shares.

(4) Includes 7,500 restricted shares granted under the 1996 Stock Option and Restricted Stock Plan and 50,000 unrestricted shares.
(5) Includes 50,000 restricted shares granted under the 1996 Stock Option and Restricted Stock Plan and 203,420 unrestricted shares.
(6) Includes 7,500 restricted shares granted under the 1996 Stock Option and Restricted Stock Plan and 22,500 unrestricted shares.
(7) Includes 10,000 restricted shares granted under the 1996 Stock Option and Restricted Stock Plan; 454 shares held under the 401(k) Savings and Profit Sharing Plan; and 200 unrestricted shares.
(8)   Consists of 10,000 restricted shares granted under the 1996 Stock Plan.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                  Nominees for Election as Class III Directors

      The Board is divided into three classes, having three-year terms that expire in successive years. There are currently nine Directors, of whom three are in each class. Mary Elizabeth Burton, who was elected to the Board as a Class I Director in July 1999, was reassigned by the Board to Class III on March 28, 2000.

      The current term of office of the Directors in Class III, A. David Brown, Mary Elizabeth Burton and Carol Farmer, expires at the 2000 annual meeting. The Board proposes that each of these current Class III Directors be re-elected for a new term of three years commencing at the meeting and ending in 2003 or until their respective successors are elected and qualified or until their earlier death, resignation or removal.

      Each of the nominees has consented to serve a three-year term as a Director. To the best knowledge of the Board, each of the nominees is and will be able to serve if elected at the annual meeting. If any of them becomes unavailable to serve as a Director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

      The Board recommends that stockholders vote "FOR" the Company's nominees as Directors.

      Set forth below is a brief biography of each nominee and of all other Directors who will continue in office after the meeting.

                                    CLASS III

                              Term Expiring in 2003

A. David Brown, age 57.                             Director since December 1998

      Mr. Brown has served as the Managing Director of Pendleton James Associates since May 1997, after having served as Vice President of the Worldwide Retail/Fashion Specialty Practice at Korn/Ferry International from June 1994 to May 1997, as Senior Vice President for Human Resources at R. H. Macy & Co. from 1983 to June 1994, and as a director of R. H. Macy & Co. from 1987 to 1992. Mr. Brown is also a director of Zale Corporation (a jewelry retailer) and Selective Insurance Group, Inc. (insurance) and a member of the Board of Trustees of Drew University.

Mary Elizabeth Burton, age 48.                          Director since July 1999

      Ms. Burton currently serves as Chairman and Chief Executive Officer of BB Capital, Inc., a company which she founded in 1992 to provide advisory services and make investments in small to medium sized retail businesses. Previously, Ms. Burton served as the Chief Executive Officer of a number of companies, including Supercuts, Inc., PIP Printing and Cosmetic Center, Inc. Ms. Burton is also a director of Staples, Inc. (an office supply retailer).

Carol Farmer, age 55.                                Director since January 1995

      Ms. Farmer has been the President of Carol Farmer Associates, Inc., a trend forecasting and retail consulting firm, since she founded it in 1984. Prior to that, Ms. Farmer was Executive Vice President of Lerner Stores and

Vice President of American Can Company (now Primerica). She is also a director of The Lowes Companies, Inc. (a home improvement retailer).

                         Directors Continuing in Office

                                     CLASS I

                              Term Expiring in 2001

Charles H. Moore, age 70.                                Director since May 1999

      Mr. Moore has served as Deputy to the Chairman of The Committee to Encourage Corporate Philanthropy since November 1999 and as Chairman of Xpander Pak, Inc., a manufacturer of protective packaging since 1992. Mr. Moore served as the Director of Athletics at Cornell University, between 1994 and August 1999. Previously, Mr. Moore served as Executive Vice President of Illinois Tool Works, Inc. in 1991 and 1992, and as President and Chief Executive Officer of Ransburg Corporation from 1988 to 1992. Mr. Moore is a director of Elcotel, Inc. (telecommunications). In addition, Mr. Moore serves as a Public Sector Director of the United States Olympic Committee and as Chairman of that organization's Audit Committee; as a Governor of the National Art Museum of Sport, of which he is the former Chairman and Chief Executive Officer; as a Commissioner of the Smithsonian American Art Museum; and as a Regent of Mercersburg Academy.

Julius W. Erving, age 50.                                Director since May 1997

      Since June 1997, Mr. Erving has served as Vice President of RDV Sports and as Executive Vice President of its division, the Orlando Magic Basketball Club. Mr. Erving engages in various product endorsements and promotions, which are managed by the Erving Group, Inc., of which he is the founder and President, a position he has held since 1979. Mr. Erving is a director of Converse, Inc. (athletic shoes), Saks Holdings Inc. (retail department stores), Darden Restaurants, Inc. and Clark Atlanta University.

Martin E. Hanaka, age 50.                           Director since February 1998

      Mr. Hanaka was elected as Chairman in November 1999, after having been elected as Chief Executive Officer in September 1998, and having been elected as Vice Chairman in February 1998. From August 1994 until October 1997, Mr. Hanaka served as President and Chief Operating Officer and a director of Staples, Inc., an office supply retailer. Mr. Hanaka's extensive retail career has included serving as Executive Vice President of Marketing and as President and Chief Operating Officer of Lechmere, Inc. from September 1992 through July 1994, and serving in various capacities for 20 years at Sears Roebuck & Co., most recently as Vice President in charge of Sears Brand Central. Mr. Hanaka is also a director of Wil-Mar Industries, Inc. (marketing and distributing repair and maintenance products) and Trans-World Entertainment (movie and video retail chain under several brands).

                                    CLASS II

                              Term expiring in 2002

Nicholas A. Buoniconti, age 59.                      Director since January 1996

      Mr. Buoniconti serves as a national spokesman and fundraiser for The Miami Project to Cure Paralysis, as co-host of "Inside the NFL" on the HBO cable network, and as a consultant to Columbia Laboratories (pharmaceutical research and development), after having served as Vice Chairman, Chief Operating Officer and a director of that company from 1992 through 1998. Mr. Buoniconti is also a director of American Bankers Insurance Group (insurance).

Cynthia R. Cohen, age 47.                           Director since December 1998

      Ms. Cohen is the founder of Strategic Mindshare, a strategic management consulting firm serving the retail, distribution, and commercial development industries, and has served as its President since the Company's inception in 1990. Prior to that, Ms. Cohen was a partner in management consulting with Deloitte & Touche. Ms.

Cohen is a director of Loehmann's (a clothing retailer) and Office Depot (an office supply retailer). In addition, Ms. Cohen serves on the Executive Advisory Board for the Center for Retailing Education at the University of Florida and is a director of the New World Symphony.

Steve Dougherty, age 52.                               Director since March 1995

      Mr. Dougherty is currently President, General Partner and a director of SLD Properties, Inc., a real estate concern based in Boca Raton, Florida, a position he has held since January 1993. Mr. Dougherty co-founded Office Depot, Inc., an office supply retailer, and Mr. How Warehouse, a retail home improvement chain. He served as President, Chief Operating Officer and a director of Office Depot from March 1986 until his retirement in July 1990 and prior thereto served as an executive officer and a director of Mr. How Warehouse.

How often did the Board meet during fiscal 1999?

      The Board of Directors held five regular meetings and three special meetings during fiscal 1999. All of the Directors attended at least 75% of the meetings of the Board and the committees on which they served, except Mr. Erving, who missed three of ten meetings.

What committees has the Board established?

      The Board of Directors has standing Audit, Compensation, Governance and Executive Committees. These committees held a total of fourteen meetings. The membership and functions of the committees are as follows.

      Audit Committee. The Audit Committee was established for the purpose of reviewing and making recommendations regarding the Company's engagement of independent public accountants, the annual audit of the Company's financial statements and the Company's internal controls, accounting practices and policies. The Audit Committee held four meetings during fiscal 1999. The Directors on the Audit Committee are Messrs. Dougherty (Chair) and Brown and Ms. Burton.

      Compensation Committee. The Compensation Committee was established for the purpose of determining the nature and amount of compensation for executive officers of the Company. The Compensation Committee also administers certain of the Company's employee benefit plans. The Compensation Committee held four meetings during fiscal 1999. The Directors on the Compensation Committee are Ms. Cohen (Chair), Mr. Buoniconti and Ms. Farmer.

      Governance Committee. The purpose of the Governance Committee is to consider nominees for election as Directors, including those recommended by stockholders, and to nominate individuals for election as Directors, to consider issues relating to the governance of the Board and other matters prescribed by the Board. The Governance Committee held two meetings during fiscal 1999. The Directors on the Governance Committee are Ms. Farmer (Chair) and Messrs. Buoniconti, Erving and Moore.

      Executive Committee. The Executive Committee was established for the purpose of acting in the stead of the entire Board during the periods between regular Board meetings. The Board has delegated to the Executive Committee the power to act in lieu of and with the powers and authority granted to the Board in the management and direction of the Company, except as may be limited by Delaware General Corporation Law. The Executive Committee held four meetings during fiscal 1999. The Directors on the Executive Committee are Messrs. Hanaka (Chair), Buoniconti and Dougherty, and Ms. Cohen and Ms. Farmer.

How are Directors compensated?

      Directors who are also employees of the Company receive no additional compensation for service as Directors. Non-employee Directors receive the following compensation.

      During the current Director Stock Plan Year. On April 1, 1999, the Board approved the following compensation to be paid to Directors under the Director Stock Plan, as amended on February 1, 1999, for their service on the Board during the plan year beginning May 28, 1999 and ending on the date of the 2000 annual meeting:

      Annual Retainer              $25,000 paid in the form of restricted shares
                                   having a fair market value* equal to that amount

      Committee Chair Retainer     $2,500 paid in the form of restricted shares
                                   having a fair market value* equal to that amount

      Stock Options                to purchase 1,500 shares at fair market
                                   value*

      Meeting Fees                 $2,500 in cash for each Board meeting
                                   attended in person
                                   $500 in cash for each Board meeting attended by telephone
                                   $500 in cash for each committee meeting
                                   attended

----------
* fair market value is the closing price on the NYSE transactions tape of a share on the trading day immediately prior to the date of grant.

      The restricted shares and options described above were granted on May 28, 1999 to members of the Board who were Directors or committee chairs on that date and on the last business day of the plan quarter in which a member became a Director or committee chair after that date in proportion to the number of days remaining in the plan year. Meeting fees are paid quarterly.

      The restrictions on restricted shares lapse on the earlier of the end of the plan year or proportionally on the date the member ceases being a Director, in which case the remaining restricted shares are forfeited. The stock options are nonqualified under the Internal Revenue Code of 1986, as amended, and become exercisable at the end of the plan year for which they are granted and terminate on the earlier of ten years after the date of grant or three months after the member ceases being a Director. If a member ceases being a Director due to death or disability, or if a change in control of the Company occurs, the restrictions on the restricted shares will lapse and the stock options will be fully vested and exercisable. No shares granted or purchased under the plan may be sold until at least six months after the date of grant or purchase.

      Other amounts received during fiscal 1999. During fiscal 1999, non-employee Directors received the following compensation under the Director Stock Plan before amendment on February 1, 1999 in effect for the plan year beginning May 1998 and ending May 27, 1999: $25,000 annual retainer paid in the form of restricted shares with a fair market value equal to that amount, $1,000 worth of unrestricted shares for each Board meeting attended and $500 worth of unrestricted shares for each committee meeting attended. In addition, on February 1, 1999, the Compensation Committee, acting under the Director Stock Plan as amended on that date, granted an option to purchase 3,600 shares at $4.0625 per share to Messrs. Buoniconti, Dougherty, Erving and Kemp, and Ms. Farmer, as compensation for their attendance at several special meetings and availability for consultation on merger activities and management changes during 1998.

      Effective with the Director Stock Plan Year beginning on June 2, 2000. If the stockholders approve the proposed amendment of the Director Stock Plan at the meeting, Directors will have the option to elect in advance to receive all or part of their annual retainer in the form of options to purchase shares rather than receiving restricted shares. See Proposal 3, "Approval of the Amendment of the Director Stock Plan", on page 21.

                             Executive Compensation

Compensation Committee Report on Executive Compensation

      The Compensation Committee is composed of three independent, non-employee Directors who have no "interlocking" relationships as defined by the Securities and Exchange Commission. The Committee's goal is to ensure the establishment and administration of executive compensation policies and practices that will enable the Company to attract, retain and motivate the management talent necessary to achieve the Company's goals and objectives.

      The Committee's executive compensation philosophy includes the following considerations:

      o A competitive mix of short-term and long-term compensation opportunities which facilitate the Company's ability to attract, retain and motivate executive talent;

      o In determining short-term compensation, a greater emphasis on annual incentive bonus opportunities than on base salary;

      o Share ownership opportunities that align the interests of Company executives with the long-term interests of stockholders;

      o Performance unit opportunities that focus management's attention on creating sustained growth in earnings per share; and

      o Recognition that, as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon share ownership and other incentives and less upon base salary.

      The primary components of the Company's fiscal 1999 executive compensation program are: (1) base salary; (2) annual cash incentive opportunities provided through the Annual Incentive Bonus Plan; and (3) long-term incentive opportunities provided through the grant of stock options and restricted stock under the Company's stock option plans and the grant of performance units under the Company's Performance Unit Plan. Each of these components is discussed separately in this report.

Short-Term Compensation. In determining fiscal 1999 compensation, the Committee compared total cash compensation levels for executive officers to compensation paid to executives at other retail companies with which the Company competes for executive talent. The companies chosen for compensation comparisons in the most recent competitive study are not the same companies that comprise the published industry index in the stock price performance graph shown in "Comparative Stockholder Return" on page 15. The Committee believes that the most direct competitors for executive talent are not necessarily all of the companies that would be included in a published industry index for comparing total stockholder returns.

      Base Salary. Base salaries for Company executive officers are subject to annual review and adjustment on the basis of individual and Company performance, level of responsibility and competitive, inflationary, and internal equity considerations. The Committee uses an independent compensation consulting firm to analyze competitive data and develop executive officer salary ranges, and generally attempts to set base salaries of executive officers at 40% of the "market" rate. Mr. Hanaka's base salary rate of $666,750 was established in September 1998 when he became Chief Executive Officer and was not changed during fiscal 1999.

      Annual Incentive Bonuses. Under the Company's Annual Incentive Bonus Plan, which is administered by the Committee, executive officers and certain other employees are eligible to receive cash bonuses based upon the Company's attainment of specific performance goals. The performance goals may be different from year to year, and expressed in either quantitative and/or qualitative terms, and to the extent applicable, performance against these goals must be determined in accordance with generally accepted accounting principles and reported upon by the Company's independent public accountants. Target incentive bonus opportunities are established at the beginning of the fiscal year for each executive officer and expressed as a percentage of the executive officer's competitive salary range midpoint, and are set at 75% of the "market" rate, based upon information provided by the Committee's independent compensation consulting firm. The Bonus Plan requires that a threshold level of performance be established, below which no bonus award would be made, levels of performance at which specified percentages of the target bonus would be paid, and a maximum level of performance above which no additional bonus would be paid. The Bonus Plan specifies that the maximum bonus payable to the Chief Executive Officer of the Company is limited to three times the salary range midpoint for the position. All other executive officers are limited to a maximum bonus payment of two times their salary range midpoint.

      The Bonus Plan is coordinated with the Company's stock option plans to enable the Company's executives to elect in advance to forego a portion of their cash bonuses and to receive stock options in lieu thereof.

      For fiscal 1999, the Company's performance fell short of the threshold level of performance and, as a result, no bonuses were paid to any of the Company's executives under the Bonus Plan.

Long-Term Compensation. The Company intends to provide executive officers with long-term compensation opportunities that align the executive's interest with the long-term interests of stockholders and fosters an ownership culture. The combination of stock options, stock grants and a cash based Performance Unit Plan are intended to provide executive officers with long-term compensation opportunities at the 75th percentile of the market based upon information provided by the Committee's independent compensation consulting firm.

      Stock Options and Restricted Stock. The current plans provide for the grant at fair market value of stock options with such vesting and exercise periods as the Committee may determine. In determining the number of shares in a stock option grant, the Committee takes into consideration the individual's performance, the level of his or her position, and the individual's present and potential contribution to the success of the Company. The Committee intends to make periodic grants of stock options to the Company's management personnel including its executive officers. The 1996 Stock Option and Restricted Stock Plan also provides for the grant of restricted shares.

      In addition, to encourage further equity ownership by its executives at the Vice President level and higher, the current plans provide for the grant of bonus replacement options, under which these executives may elect in advance to forego a portion of their annual cash bonuses under the Bonus Plan and to receive options to purchase shares at their fair market value on the date of grant, which is the same date the Committee determines bonuses under the Bonus Plan. Since no bonuses were granted to the Company's executives for fiscal 1999, no bonus replacement options were granted.

      As noted on page 17, the Board has merged the 1994 Stock Option Plan and the 1996 Stock Option and Restricted Stock Plan, and the merged plan has been restated as the 2000 Stock Option and Stock Award Plan, subject to stockholder approval at the meeting. A description of the 2000 plan and the reasons for adopting it are set forth starting on page 17.

      Performance Units. Under the Company's Performance Unit Plan, executive officers and certain other employees are eligible to receive cash payments based upon the Company's attainment of an earnings per share target measured over a three year performance period unless otherwise specified by the Committee. The number of target performance units (with an initial unit value of $1.00 and a maximum unit value of $2.00) are established at the beginning of a performance period for each participant based on the participant's role and responsibilities and competitive levels of long-term compensation. The Plan is designed to be self-funding out of the Company's earnings and involves no stockholder dilution.

      The Committee intends to make periodic grants of performance units to the Company's management, including its executive officers. During fiscal 1999, Mr. Hanaka received a grant of (1) 350,000 performance units on April 1, 1999, of which 50% are eligible for payment at the completion of fiscal 2000 with the balance eligible for payment at the completion of fiscal 2001; and (2) 500,000 performance units on January 11, 2000, of which 100% are eligible for payment at the completion of fiscal 2002.

Policy with Respect to the $1 Million Deduction Limit. Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers named in the proxy statement to $1 million, unless certain requirements are met. The Committee intends to consider carefully any plan or compensation arrangement that would result in the disallowance of compensation deductions. It will use its best judgment in such cases, however, taking all factors into account, including the materiality of any deductions that may be lost.

                                        Cynthia Cohen (Chair)
                                        Nicholas Buoniconti
                                        Carol Farmer

Executive Compensation for Last Three Fiscal Years

      The following table shows the compensation for each of the last three fiscal years awarded to (1) the Chief Executive Officer of the Company at any time during fiscal 1999, (2) the four other most highly compensated executive officers of the Company who served in those capacities at the end of fiscal 1999 and whose annual compensation during fiscal 1999 exceeded $100,000, and (3) other persons who served as executive officers during fiscal 1999 who would have been included in this table as an executive officer if they had been serving in such capacity at the end of fiscal 1999.

                           Summary Compensation Table

                                          Annual Compensation      Long-Term Compensation
                                          -------------------    --------------------------
                                                                                   Shares
                               Fiscal                             Restricted     Underlying       All Other
Name and Principal Position     Year       Salary     Bonus      Stock Awards    Options(#)     Compensation(1)
---------------------------    ------     --------   --------    ------------    ----------     ---------------
Martin E. Hanaka (2)            1999      $666,750   $ -0-       $   -0-           250,000      $   18,464
  Chairman and Chief            1998       550,671     -0-        618,750(3)       350,000            -0-
  Executive Officer

James R. Tener (4)              1999       209,654     -0-         20,625(6)       175,000            -0-
  Executive Vice President
  and Chief Operating
  Officer

George R. Mihalko (4)           1999       108,192     -0-         15,469(6)       150,000            -0-
  Executive Vice President
  and Chief Financial
  Officer

Henry Flieck (5)                1999       286,154     -0-         15,469(6)        67,000         100,000(7)
  Executive Vice President      1998        86,154     -0-           -0-            20,000            -0-
  -Growth and Development

Arthur Quintana (5)             1999       243,538     -0-         20,625(6)        67,000          72,100(8)
  Senior Vice President-        1998        64,615     -0-           -0-            40,000            -0-
  Supply Chain

Anthony F. Crudele (9)          1999       201,444     -0-           -0-             7,000          59,545(9)
  Senior Vice President         1998       198,692     -0-           -0-             7,000           9,190
  and Chief Financial           1997       180,000     -0-           -0-             7,000           4,736
  Officer

----------
(1) "All Other Compensation" in fiscal 1999 includes Company contributions credited under the 401(k) Savings and Profit Sharing Plan and the Supplemental 401(k) Savings and Profit Sharing Plan.
(2) Mr. Hanaka became Chairman in November 1999, after having become Chief Executive Officer in September 1998.
(3) This amount represents the value of the 50,000 restricted shares granted to Mr. Hanaka under the 1996 Stock Option and Restricted Stock Plan on February 2, 1998 which vest on February 2, 2001. As of January 29, 2000, the value (based on the closing price of the shares of $2.5625 on that date) of these 50,000 restricted shares was $128,125.
(4) Messrs. Tener and Mihalko joined the Company in June and September 1999, respectively.
(5)   Messrs. Flieck and Quintana both joined the Company in October 1998.
(6) This amount represents the value of the 10,000 restricted shares granted to each of Messrs. Tener and Quintana and the 7,500 restricted shares granted to each of Messrs. Mihalko and Flieck, all under the 1996 Stock Option and Restricted Stock Plan on November 9, 1999 which vest on January 2, 2001. As of January 29, 2000, the value (based on the closing price of the shares of $2.5625 on that date) of each of Messrs. Tener and Quintana's 10,000 restricted shares was $25,625 and of each of Messrs. Mihalko and Flieck's 7,500 restricted shares was $19,219.
(7) This amount represents a guaranteed bonus payment made in conjunction with Mr. Flieck's employment by the Company.
(8) This amount includes a $70,000 guaranteed bonus payment made in conjunction with Mr. Quintana's employment by the Company.
(9) Mr. Crudele's employment terminated effective November 1, 1999. See "Employment and Severance Agreements" on page 13 for a description of the termination agreement between the Company and Mr. Crudele pursuant to which he received severance payments totaling $52,589 in fiscal 1999.

Stock Options

      The following table shows stock options granted during fiscal 1999 to the executive officers named in the Summary Compensation Table on this page. These option grants are also included under the heading "Shares Underlying Options" in that table. The hypothetical realizable values for each option grant are shown based on compound annual rates of share price appreciation of 0%, 5% and 10% from the grant date to the expiration date for each option. The assumed rates of appreciation are for illustration purposes only and are not intended to predict future share prices, which will depend upon market conditions and the Company's future performance and prospects.

                      Stock Options Granted in Fiscal 1999

                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                                                                                 Annual Rates
                              Number of      % of Total                                         of Share Price
                               Shares     Number of Options                                      Appreciation
                             Underlying      Granted to      Exercise                         For Option Term ($)
                               Options      Employees in       Price        Expiration   ------------------------------
Name                         Granted(1)      Fiscal 1999     ($/Share)         Date        0%         5%         10%
-----                        -----------  ----------------   --------      ---------     ----       ----       ----
Martin E. Hanaka               250,000         17.01           $5.00         05/27/09     -0-     $786,118   $1,992,178

James R. Tener                 100,000          6.80            2.81         01/11/10     -0-      176,877      448,240
                                75,000          5.10            4.44         06/14/09     -0-      209,304      530,417

George R. Mihalko               75,000          5.10            2.81         01/11/10     -0-      132,657      336,180
                                75,000          5.10            3.31         09/09/09     -0-      156,241      395,945

Henry Flieck                    50,000          3.40            2.81         01/11/10     -0-       88,438      224,120
                                17,000          1.16            4.06         02/01/09     -0-       43,433      110,068

Arthur Quintana                 50,000          3.40            2.81         01/11/10     -0-       88,438      224,120
                                17,000          1.16            4.06         02/01/09     -0-       43,433      110,068

Anthony F. Crudele (2)           7,000           .48            4.06         11/01/99     -0-          -0-          -0-

----------
(1) All options granted in fiscal 1999 are exercisable at a price equal to the fair market value of a share on the date of grant. All such options become exercisable three years after date of grant if the executive remains in the employ of the Company through that date. Exercisability is accelerated upon death, total and permanent disability or a change in control of the Company.
(2) These options terminated on November 1, 1999 upon the termination of Mr. Crudele's employment.

      The following table shows for the executive officers named in the Summary Compensation Table on page 11 the number and value of all stock options exercised during fiscal 1999 and the stock options held at the end of the fiscal year.

                 Aggregated Option Exercises in Fiscal 1999 and
                             Year-End Option Values

                                                       Number of Shares Underlying        Value of Unexercised
                           Shares                          Unexercised Options            In-the-Money Options
                         Acquired on       Value          at End of Fiscal 1999          at End of Fiscal 1999
Name                      Exercise        Realized      Exercisable/Unexercisable      Exercisable/Unexercisable(1)
----                     -----------      --------     ---------------------------     ----------------------------
Martin E. Hanaka             -0-             -0-               -0-/600,000                     $-0-/$-0-
James R. Tener               -0-             -0-               -0-/175,000                      -0-/-0-
George R. Mihalko            -0-             -0-               -0-/150,000                      -0-/-0-
Henry Flieck                 -0-             -0-               -0-/87,000                       -0-/-0-
Arthur Quintana              -0-             -0-               -0-/107,000                      -0-/-0-
Anthony F. Crudele           -0-             -0-               19,557/-0-                       -0-/-0-

----------
(1) Calculated based on the closing price of the shares of $2.5625 on January 29, 2000, less the option exercise price.

                Long-Term Incentive Plans - Awards in Fiscal 1999

                                                                            Estimated Future Payouts
                              Number of        Performance         -----------------------------------------
Name                          Units (#)         Period (1)         Threshold         Target         Maximum
----                          ---------         ----------         ---------         ------         -------
Martin E. Hanaka               500,000         2000-2002            $250,000        $500,000      $1,000,000
                               350,000         1999-2000(50%)        175,000         350,000         700,000
                                               1999-2001(50%)

James R. Tener                 200,000         2000-2002             100,000         200,000         400,000

George R. Mihalko              175,000         2000-2002              87,500         175,000         350,000

Henry Flieck                   175,000         2000-2002              87,500         175,000         350,000
                               170,000         1999-2000(50%)         85,000         170,000         340,000
                                               1999-2001(50%)

Arthur Quintana                100,000         2000-2002              50,000         100,000         200,000
                                90,000         1999-2000(50%)         45,000          90,000         180,000
                                               1999-2001(50%)

Anthony F. Crudele              90,000(2)      1999-2000(50%)         45,000          90,000         180,000
                                               1999-2001(50%)

----------
(1)   References are to the Company's fiscal years.
(2) These unvested units were forfeited upon Mr. Crudele's termination of employment effective November 1, 1999.

Retirement Benefits

      The Company has an unfunded Supplemental Executive Retirement Plan for its senior executives, including the executive officers named in the Summary Compensation Table on page 11. The following table shows the annual retirement benefits that a plan participant would receive without offset for Social Security or other benefits for a period of twenty years, assuming he or she had retired at age 65 with twenty years of service effective February 1, 2000. Plan benefits vest after seven years of employment or upon a change in control, as defined in the Plan, of the Company.

                               Pension Plan Table

                           Annual Retirement Benefits
                              Years of Service (1)

Average Final
Compensation(2)        5                10                15               20
--------------    ---------         ---------        ----------        ---------
$  200,000        $  17,500         $  35,000        $   52,500        $  70,000
   400,000           35,000            70,000           105,000          140,000
   600,000           52,500           105,000           157,500          210,000
   800,000           70,000           140,000           210,000          280,000

----------
(1) For purposes of calculating years of service, no more than twenty years of service is used to calculate retirement benefits. As of February 1, 2000, Messrs. Hanaka, Tener, Flieck, Quintana and Crudele had 2, 1, 1, 1 and 9 years of service, respectively, as defined in the plan.

(2) Average final compensation under the plan is the average of compensation for the three calendar years out of the executive's last five complete calendar years of service during which his or her compensation was highest. Compensation includes base salary and annual bonus (including the amount of bonus foregone in exchange for bonus replacement options) in the year received.

Employment and Severance Agreements

      The Company has entered into a new employment agreement with Mr. Hanaka and new severance agreements with each of the other executives named in the Summary Compensation Table on page 11 except Mr. Crudele, all as approved by the Board on January 11, 2000. The Company also entered into a termination agreement with Mr. Crudele in connection with the termination of his employment. Each of these agreements is described below.

      Martin E. Hanaka

      Mr. Hanaka serves as Chief Executive Officer of the Company pursuant to an employment agreement dated January 11, 2000 and expiring December 31, 2001 (subject to earlier termination in certain circumstances as described below). Under the agreement the Company agrees to pay Mr. Hanaka, if it terminates his employment other than for cause (as defined in the agreement), or if his employment is terminated by death, monthly payments through December 31, 2001 equal to his monthly base salary rate at the date of termination, plus one-twelfth of the "on plan" bonus amount targeted for him under the Bonus Plan for the fiscal year in which termination occurs. In addition, all of Mr. Hanaka's unvested stock options would vest on the termination of his employment.

      If there is a change in control (as defined in the agreement) of the Company, and if Mr. Hanaka's employment is terminated (1) by the Company other than for cause (as defined in the agreement), (2) at his election for good reason (as defined in the agreement), or (3) by his death, in each case within two years after the change in control, the Company will pay him a lump sum cash payment equal to 2.99 times the sum of (a) his annual base salary rate at the date of termination or immediately prior to the change in control, whichever is greater, and (b) the "on plan" bonus amount targeted for him under the Bonus Plan for the fiscal year in which he is terminated or the fiscal year immediately prior to the change in control, whichever is greater. If Mr. Hanaka terminates his employment (other than for good reason) within one year after a change in control and before December 31, 2001, and at such time he is not the chief executive officer (other than due to his resignation from or his refusal to serve in the position) of (1) the surviving entity of any merger or consolidation resulting from the change in control, if the surviving entity is not more than 50% owned by any other entity, or (2) the entity which, as a result of the change in control, owns more than 50% of the stock of the Company or the surviving entity of any merger or consolidation, the Company will pay him severance pay for one year consisting of twelve monthly payments equal to the sum of (a) one-twelfth of his annual base salary rate at the date of termination, and (b) one-twelfth of the "on plan" bonus amount targeted for him under the Bonus Plan for the fiscal year in which he is terminated or the fiscal year immediately prior to the change in control, whichever is greater. Under the agreement, the Company is required to pay a gross-up for any excise taxes due if a severance payment made following a change in control of the Company constitutes an "excess parachute payment" under section 280G of the Internal Revenue Code.

      The agreement obligates Mr. Hanaka not to compete against the Company, solicit its employees, disparage it, or disclose confidential information about the Company for one year after the termination of his employment (or the later of one year or until December 31, 2001 if the Company terminates his employment other than for cause and in the absence of a change in control).

      Messrs. Tener, Mihalko, Flieck and Quintana

      In conjunction with Mr. Mihalko's employment in September 1999, the Company agreed to pay him guaranteed bonus amounts of $50,000 after 6 months of employment on March 9, 2000 and after 12 months of employment on September 9, 2000.

      The Company has entered into new severance agreements dated January 11, 2000 and expiring November 30, 2001 with each of Messrs. Tener, Mihalko, Flieck and Quintana. Each agreement will automatically renew for successive one-year periods unless either party notifies the other at least 60 days prior to the end of the current term that the agreement will not be renewed.

      Under each agreement, the Company agrees to pay the executive if it terminates his employment other than for cause (as defined in the agreement), severance pay for one year at his base salary rate at the date of termination. In addition, on the next date when bonuses are paid under the Company's Bonus Plan in which the executive participated when he was terminated, the Company will pay him a lump sum amount equal to the bonus the executive would have received if he had remained employed by the Company through that date. However, if there is a change in control (as defined in the agreement) of the Company, and if the executive's employment is terminated within two years thereafter (1) by the Company other than for cause (as defined in the agreement) or (2) at his election for good reason (as defined in the agreement), the Company will pay him a lump sum cash payment equal to two times the sum of (a) his annual base salary rate at the date of termination or immediately prior to the change in control, whichever is greater, and (b) the "on plan" bonus amount targeted for him under the Bonus Plan for the fiscal year in which he is terminated or the fiscal year immediately prior to the change in control, whichever is greater. Under each agreement, the Company is required to pay a gross-up for any excise taxes due if a severance payment made following a change in control of the Company constitutes an "excess parachute payment" under Section 280G of the Internal Revenue Code.

      Each agreement obligates the executive not to compete against the Company, solicit its employees, disparage it, or disclose confidential information about the Company for one year after his employment is terminated by the Company other than for cause, and for two years after any other termination of his employment, except that these obligations do not apply if the Company is required to pay the executive as described above for termination following a change in control of the Company.

      Anthony F. Crudele

      Mr. Crudele's employment was terminated by mutual consent with the Company on November 1, 1999. The Company and Mr. Crudele entered into a termination agreement dated October 11, 1999. Under the agreement, the Company agreed to pay Mr. Crudele severance pay at his then current base salary rate for seven months. Mr. Crudele agreed not to compete against the Company for seven months after the date of the agreement, and to not solicit its employees, disparage it, or disclose confidential information about the Company for a period of one year from the date of the agreement.

Comparative Stockholder Return

      The following line graph compares the cumulative total stockholder return on the shares from January 20, 1995 through January 29, 2000 with the cumulative total return on the Standard & Poor's 500 Stock Index ("S&P 500 Index") and the Dow Jones Retailers - All Specialty Index ("D J Retailers - All Specialty Index") for the period from January 31, 1995 through January 31, 2000. In accordance with the rules of the Securities and Exchange Commission, the returns are indexed to a value of $100 at the beginning date and assume reinvestment of all dividends.

                Comparison of Cumulative Total Stockholder Return
          The Sports Authority, Inc., S&P 500 Index and D J Retailers -
                              All Specialty Index

                                  [LINE CHART]

                                                         Cumulative Total Return
                                          ------------------------------------------------------
                                           1/20/95  1/26/96  1/24/97  1/23/98  1/24/99  1/29/00
THE SPORTS AUTHORITY, INC.                     100      105      152       95       39       22
S & P 500                                      100      139      175      222      295      325
DOW JONES RETAILERS - ALL SPECIALTY            100      106      126      192      334      314

             Section 16(A) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers and any holders of more than ten percent of the shares to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of shares on Form 4 or Form 5. Copies of all of these Section 16(a) reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of the copies of
Section 16(a) reports furnished to the Company for fiscal 1999, and on representations furnished to the Company indicating that no Form 5 was due, all reports were filed on a timely basis.

                              Certain Transactions

JUSCO Co., Ltd.

      In March 1999, the Company and JUSCO Co., Ltd., a major Japanese retailer that owns 9.4% of the Company's outstanding shares, entered into a comprehensive restructuring of the ownership, service and license agreements governing their joint venture, Mega Sports Co., Ltd. Mega Sports was formed in 1995 for the purpose of developing and operating The Sports Authority stores in Japan. At the end of fiscal 1999, Mega Sports operated 19 stores in Japan. Under the restructuring, JUSCO paid $1.1 million to the Company for 32% of the shares of Mega Sports, reducing the Company's ownership interest in Mega Sports from 51% to 19%. In May 1999 JUSCO made an additional capital contribution to Mega Sports, not matched by the Company, which further reduced the Company's ownership to 8.4%. As a result of the reduction in ownership, in fiscal 1999 the Company discontinued consolidation of the results of operations of Mega Sports. The Company has an option to purchase additional shares of Mega Sports from JUSCO at the same price per share in yen as the price received by the Company, escalated at 5% per year for three years, and at market value thereafter. The option expires when Mega Sports' shares become publicly traded, or when the Company owns 30% of Mega Sports' shares, whichever is earlier. The new joint venture agreement confirms that the Company has no liability for Mega Sports' debt, but if the Company owns 30% of Mega Sports, it would have proportionate liability for that debt.

      In conjunction with the ownership restructuring, the Company entered into a new trademark, technology and know-how license agreement with Mega Sports, for which Mega Sports must pay the Company royalties at the rate of 1.0% of gross sales in 1999, 1.1% of gross sales in 2000 and 1.2% of gross sales in 2001 and thereafter until 2005. In fiscal 1999, the total amount of this royalty was $1,649,000. Mega Sports has the option of extending the license agreement for three ten-year periods expiring in 2035. JUSCO has guaranteed Mega Sports' payments to the Company under the new license agreement under certain conditions. Under the Company's new services agreement with Mega Sports, the Company has agreed to furnish certain services, for which Mega Sports has agreed to fully reimburse the Company for costs and make two payments of $500,000 each to the Company in May 1999 and January 2000.

Global Sports, Inc.

      On September 24, 1999, Global Sports, Inc., the Company's joint venture partner in TheSportsAuthority.com, Inc., granted to each of Messrs. Tener, Mihalko, Flieck and Quintana a nonqualified option to purchase 2,000 shares of Global's common stock, in each case at an exercise price of $21.625 per share under Global's 1996 Equity Incentive Plan. On November 15, 1999, Global granted to Mr. Flieck a nonqualified option to purchase 2,500 shares of Global's common stock and granted to each Director, except Mr. Hanaka, a nonqualified option to purchase 5,000 shares of Global's common stock, at an exercise price of $21.50 per share under the same Plan. The Compensation Committee approved the grants to non-employee Directors on November 9, 1999. These options vest over a five year period at the rate of twenty percent per year on each anniversary of the grant date and have a ten year term.

                                   PROPOSAL 2

             APPROVAL OF THE 2000 STOCK OPTION AND STOCK AWARD PLAN

      On March 28, 2000, upon the recommendation of its Compensation Committee, the Board approved the 2000 Stock Option and Stock Award Plan (the 2000 Plan), as a continuation and restatement of the 1994 Stock Option Plan (the 1994 Plan) and the 1996 Stock Option and Restricted Stock Plan (the 1996 Plan) which have been merged into the new 2000 Plan, subject to approval by the Company's stockholders at the meeting. The complete text of the 2000 Plan is set forth in Exhibit A. APPROVAL OF THE 2000 PLAN WILL NOT RESULT IN ANY INCREASE IN THE TOTAL NUMBER OF SHARES FOR WHICH GRANTS MAY BE MADE. If the stockholders do not approve the 2000 Plan at the meeting, the 1994 Plan and the 1996 Plan will each separately remain in effect according to their terms.

      The Board recommends that Stockholders vote "FOR" approval of the 2000
Plan.

Reasons for Establishing the 2000 Plan

      The Board has established the 2000 Plan in order to consolidate the 1994 and 1996 Plans and provide greater flexibility in structuring grants of stock options and stock awards, and to attract, retain and reward officers and other key employees, and consultants and advisors who perform services for the Company. The principal differences between the 2000 Plan and the 1994 and 1996 Plans are as follows:

      o The 2000 Plan permits grants to consultants and advisors who perform services for the Company, while the 1994 and 1996 Plans do not.

      o The 2000 Plan gives the Compensation Committee broad authority to establish the vesting, exercise periods and other terms of options and stock awards. Under the 1994 and 1996 Plans, there was a minimum one-year vesting period for all options and a minimum six-month vesting period for all restricted shares, among other requirements.

      o The 2000 Plan allows the Compensation Committee to designate stock awards granted to an employee as performance-based compensation under Section 162(m) of the Internal Revenue Code (see "Federal Income Tax Consequences" below). Restricted shares under the 1996 Plan did not qualify as performance-based compensation under Section 162(m).

      o The 2000 Plan permits the grant of unrestricted stock awards, in addition to options and restricted shares. The 1994 Plan only permitted the grant of options, and the 1996 Plan permitted the grant of options and restricted shares.

      o The 2000 Plan increases the maximum number of shares for which options and stock awards may be granted to any person during any calendar year to 1,000,000 shares. Under the 1994 Plan, the maximum number of shares for which options may be granted to any person during any fiscal year is 250,000. Under the 1996 Plan, the maximum number of shares for which options may be granted to any person during the term of the Plan is 300,000 and the maximum number of restricted shares that may be granted to any person is 120,000.

      o The 2000 Plan provides that each option must be granted at an exercise price not less than the fair market value of a share on the date of grant. The 1994 and 1996 Plans allowed options to be granted at a price below fair market value under certain circumstances.

      o The 2000 Plan allows an optionee to pay the option price (1) in cash, (2) in shares, (3) by payment through a broker, or (4) by any other method approved by the Compensation Committee. The 1994 and 1996 Plans only allowed the optionee to pay the option price in cash or shares.

      o The 2000 Plan allows an optionee to exercise options before they vest and to receive restricted shares that will vest over the remainder of the option's vesting period.

      o The 2000 Plan allows the Compensation Committee to pay optionees in cash or shares for the amount by which their options are "in the money" on a change in control of the Company, but only in the case of options granted after the 2000 Plan is approved.

Description of the Plan

      Effective Date, Effect on Previously Granted Options, and Term

      The 2000 Plan will become effective on June 1, 2000, subject to approval by the stockholders at the meeting. The 2000 Plan will not affect any rights of holders of outstanding options and restricted shares under the terms of the 1994 and 1996 Plans. The term during which options or stock awards may be granted under the Plan will expire on March 28, 2006, the expiration date of the 1996 Plan; the 1994 Plan's scheduled expiration date is December 31, 2004.

      Administration

      The 2000 Plan is administered by the Compensation Committee. The Committee has discretion and authority to construe and interpret the Plan, to make factual determinations and to establish and amend rules for the administration of the Plan. However, the Board may ratify or approve any grants it deems appropriate.

      Shares Subject to the 2000 Plan; Adjustments

      Approval of the 2000 Plan will not result in an increase in the number of shares for which options and stock awards may be granted. The total number of shares which remain authorized for issuance under the 1994 and 1996 Plans together is 4,273,783 of which 3,204,338 shares are subject to currently outstanding option grants, 283,010 shares are subject to currently outstanding restricted share grants, and 786,435 shares remain available for grants. The number of shares reserved for grants under the 2000 Plan is also 4,273,783 shares. All shares subject to grants that expire or are canceled, surrendered or terminated for any reason (including grants made under the 1994 and 1996 Plans) will be available for new grants under the 2000 Plan.

      The 2000 Plan limits the aggregate number of shares for which options or stock awards may be granted to any person during any calendar year to 1,000,000 shares, and limits the number of shares that may be granted as stock awards to 2,000,000.

      The Compensation Committee will adjust these limits, the number or class of shares covered by outstanding grants, and the price per share of outstanding grants if there is any change in the number or class of shares through share dividends, recapitalization, or similar corporate transactions.

      Amendment of the 2000 Plan

      The Board may amend, suspend or discontinue the 2000 Plan from time to time. The stockholders must approve any amendment for which stockholder approval is required under applicable provisions of the Internal Revenue Code or stock exchange requirements.

      Eligibility

      The Compensation Committee may grant options and stock awards to officers and other key employees of the Company, and consultants and advisors who perform services for the Company. The Company estimates that there are currently approximately 650 employees eligible to participate in the 2000 Plan, 30 of whom are officers.

      Stock Options

      The Compensation Committee determines who will receive options, the number of options granted, and each option's term, vesting and other provisions. Each option will be a non-qualified stock option, unless it is specifically designated by the Compensation Committee as an incentive stock option under
Section 422 of the Internal Revenue Code.

      In addition to the Compensation Committee's broad discretion to grant options, it may grant options to employees in lieu of bonuses under any annual bonus plan. The Compensation Committee will determine the method of valuing options and bonuses for this purpose, and may grant options of equal, greater or lesser value than the bonuses the options would replace. The Compensation Committee may also grant options that permit the optionee to exercise the options before they vest and receive restricted shares that will vest over the option's vesting period. An optionee may elect to terminate any unexercised non-qualified option at any time.

      The option price of each option granted under the 2000 Plan may not be less than the fair market value of a share on the date of grant. The optionee may pay the option price in:

      o     Cash,

      o Shares (subject to any restrictions the Compensation Committee may impose),

      o     Payment through a broker, or

      o     Any other method as approved by the Compensation Committee.

      The term of each option may not exceed ten years from the date of grant. The Compensation Committee will establish the terms for vesting, the exercise period in the event of termination of employment and other conditions of the option. However, upon termination of employment as a result of death, disability, or after attaining age 65 and completing ten years of service, an optionee's options will automatically vest and may be exercised for up to three years after termination of employment.

      Options are not transferable except to a beneficiary upon death or by will or the laws of descent and distribution, except that the Compensation Committee may permit an optionee to transfer non-qualified stock options to members of the optionee's family or to a trust or other entity established for family members.

      Stock Awards

      The Compensation Committee determines to whom stock awards are granted, the number of stock awards, the nature and duration of any restrictions and the terms and conditions of each grant. The Compensation Committee will determine for each grant any period during which transferability will be restricted and any conditions which must be met in order for the grant to become vested. Generally, a grantee must remain an employee or continue to provide services in order for stock awards to vest. However, this requirement will be waived upon termination of employment as a result of death, disability, or after attaining age 65 and completing ten years of service.

      The Compensation Committee may designate the grant of a stock award to an officer or other key employee as performance-based compensation under Section 162(m) of the Internal Revenue Code (see the description of Section 162(m) under "Federal Income Tax Consequences" below). The Compensation Committee may determine that the grant of, or lapse of restrictions with respect to, stock awards will be based on the attainment of objective performance goals that are established by the Compensation Committee at the beginning of a designated performance period. The performance goals for performance-based grants may relate to the grantee, the grantee's business unit or the performance of the Company as a whole, or any combination. The performance goals will be based on one or more of the following objective business criteria relating to the Company or its business units: return on equity, assets, capital or investment, pre-tax or after-tax profit levels, expense reduction levels, implementation of critical projects or processes, level of sales, changes in stock price, market share, or other strategic objective business criteria relating to revenue, market penetration, geographic business expansion, cost targets or acquisitions or divestitures. At the end of the performance period, the Compensation Committee will determine whether and to what extent the performance goals were met and the extent to which stock awards will be granted or the restrictions on stock awards will lapse. The maximum number of shares for which stock awards that are designated as performance-based compensation may be granted to any employee for any year in a performance period is 500,000 shares. The Compensation Committee may establish terms for the lapse of restrictions on stock awards in the event of death, disability, or other circumstances.

      Restricted stock awards are not transferable except by will or the laws of descent and distribution. Except for the restrictions and limitations imposed by the Compensation Committee, a grantee holding stock awards will have all of the rights of a record holder of the shares, including the right to receive dividends paid on those shares and the right to vote them at meetings of the Company's stockholders.

      General Condition

      All unexercised options and non-vested stock awards may be terminated if an optionee or grantee engages in behavior such as fraud, embezzlement, or gross negligence that is not in the best interest of the Company.

      Change in Control

      If a change in control occurs, all outstanding options will automatically accelerate and become fully exercisable, and the restrictions and conditions on all outstanding stock awards will immediately lapse. Upon a change in control, the Compensation Committee may also determine that unexercised options granted after the 2000 Plan is approved must be surrendered for a payment in cash or stock equal to the amount by which the fair market value of the shares subject to the options exceeds the exercise price, or the Compensation Committee may terminate unexercised options after giving optionees an opportunity to exercise the options.

      A change in control means any of the following:

      o any person acquires more than 20% of the voting power of the Company's stock;

      o the Company's stockholders approve a merger with or into another corporation or a sale or other disposition of the Company's assets, or adopt a plan of liquidation; or

      o during any three-year period, the persons who at the beginning of the period constitute a majority of the Board cease to constitute a majority of the Board, unless the nomination or election of each new Director was approved by at least a majority of the Directors then still in office who were Directors at the beginning of the period.

Federal Income Tax Consequences

      The current federal income tax consequences of grants under the 2000 Plan are described below.

      Tax Deductibility under Section 162(m)

      Section 162(m) of the Internal Revenue Code disallows a public company's deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers.
Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The 2000 Plan is intended to permit all options to qualify as performance-based compensation. The Compensation Committee may grant stock awards that are based on the attainment of objective performance goals and are intended to qualify as performance-based compensation.

      Tax Treatment of Options

      An optionee will not be subject to federal income tax upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. The Company will generally be able to take a deduction with respect to this compensation income for federal income tax purposes. The optionee's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the optionee. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently more than one year. The optionee's holding period for shares acquired upon exercise will begin on the date of exercise.

      An employee who receives incentive stock options generally incurs no federal income tax liability at the time of grant or upon exercise of the options. However, the spread will be an item of tax preference which may give rise to alternative minimum tax liability at the time of exercise. If the optionee does not dispose of the shares before the date that is two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowable to the Company for federal income tax purposes in connection with the option. If, within two years of the date of grant or within one year from the date of exercise, the optionee disposes of the shares, the optionee will generally realize ordinary compensation income at the time of the disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of exercise or the amount realized on the disposition. The amount realized upon such a disposition will generally be deductible by the Company for federal income tax purposes.

      Tax Treatment of Stock Awards

      If a grantee receives an unrestricted stock award, the grantee will recognize compensation income upon the grant of the stock award. If a grantee receives restricted shares, the grantee normally will not recognize taxable income upon receipt of the restricted shares until the shares are transferable by the grantee or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. When the shares are either transferable or no longer subject to a substantial risk of forfeiture, the grantee will recognize compensation income in an amount equal to the fair market value of the shares (less any amount paid for such shares) at that time. A grantee may, however, elect to recognize ordinary compensation income in the year the restricted shares are granted in an amount equal to the fair market value of the shares (less any amount paid for the shares) at that time, determined without regard to the restrictions. The Company will generally be entitled to a corresponding deduction at the same time, and in the same amount, as the grantee recognizes compensation income with respect to a stock award. Any gain or loss recognized by the grantee upon subsequent disposition of the shares will be capital gain or loss.

      The preceding discussion is based on the Internal Revenue Code as presently in effect, which is subject to change, and does not purport to be a complete description of the federal income tax aspects of options and stock awards under the 2000 Plan.

Benefits Under the 2000 Plan

      On February 10, 2000 the Compensation Committee granted options to purchase 250,000 shares to Mr. Hanaka under the 1994 Plan at an option price of $2.4375 per share. On February 15, 2000, the Compensation Committee granted options to purchase an additional 250,000 shares to Mr. Hanaka, subject to and effective upon stockholder approval of the 2000 Plan, at an option price equal to the fair market value of a share on the date of approval by stockholders. These options will vest on the third anniversary of their grant date and have a term of ten years.

Market Price of Shares

      The closing price of the Company's shares, as reported in The Wall Street Journal, New York Stock Exchange--Composite Transactions, for April 18, 2000 was $2.75.

                                   PROPOSAL 3

              APPROVAL OF THE AMENDMENT OF THE DIRECTOR STOCK PLAN

      In April 2000, upon the recommendation of the Compensation Committee, the Board amended the Director Stock Plan, subject to approval by the Company's stockholders. The complete text of the Plan, as amended, is set forth in Exhibit
B. On May 29, 1997, the stockholders approved the amendment and restatement of the Plan. On February 1, 1999, the Board amended the Plan to eliminate the ability of Directors to elect to receive their annual retainers in the form of options rather than restricted shares, to permit discretionary option grants to Directors, and to permit the payment of meeting fees in cash rather than shares. On November 9, 1999, the Board amended the plan to increase the number of shares issuable thereunder from 150,000 to 156,861 to accommodate grants of options and restricted shares in accordance with pre-existing Director compensation policy to Mary Elizabeth Burton, who joined the Board during the current Plan Year.

      The Board recommends that stockholders vote "FOR" approval of the amendment of the Plan.

Reasons for Amending the Plan

      The Board amended the Plan in order to

      o increase the number of shares issuable thereunder from 156,861 to 600,000,

      o extend the Plan's term from December 31, 2004 to the end of the Plan Year ending at the 2009 annual meeting of stockholders, and

      o allow Directors to elect to receive their annual retainers and committee chair retainers in the form of options rather than restricted shares.

Description of the Plan

      Purpose

      The purpose of the Plan is to increase the proprietary interest in the Company of its non-employee Directors by providing further opportunity for ownership of shares, and to increase the incentives for the non-employee Directors to contribute to the success of the Company's business.

      Effective Date and Term

      The amended Plan will become effective upon approval by the stockholders at the meeting, and will expire at the end of the Plan Year ending at the 2009 annual meeting of stockholders. Grants may be made during the term of the Plan, and grants outstanding on the Plan's expiration will continue in accordance with their terms.

      Administration

      The Plan is administered by the Compensation Committee, except that the Board may reserve the right to approve grants under the Plan. The Committee has authority and discretion to construe and interpret the Plan. All actions by the Committee will be conclusive and binding on all parties.

      Shares Subject to the Plan; Adjustments

      The number of shares reserved for the grants under the current Plan is 156,861, substantially all of which have been issued or reserved for issuance. The number of shares reserved for grants under the amended Plan is 600,000. If any outstanding grants are forfeited, expire unexercised or otherwise terminate, the shares allocable to the terminated portion of such grant may again be subject to a grant under the Plan. If there is any extraordinary dividend, share dividend, recapitalization, merger, share split, warrant or rights issuance, combination or exchange of shares or similar transaction, the number and type of shares available for grant, the number and type of shares covered by outstanding grants and the price per share of outstanding option grants shall be appropriately adjusted by the Committee, and the Committee may make other adjustments as it deems appropriate.

      Amendment of the Plan

      The Board may from time to time amend or terminate the Plan, provided that no amendment that requires stockholder approval in order to comply with applicable law will be effective unless the amendment is approved by the Company's stockholders.

      Eligibility

      Non-employee Directors are eligible to participate in the Plan. There are currently eight non-employee Directors. Grants are to be made under the Plan as compensation for services as a Director.

      Elections

      Under the current Plan, non-employee Directors receive their annual retainers (currently $25,000) and committee chair retainers (currently $2,500), if any, in the form of restricted shares and, if the Board so determines, will receive their meeting fees (currently cash payments of $2,500 for each Board meeting and $500 for each committee meeting and each meeting attended telephonically) in unrestricted shares. Under the amended Plan, each Director will be able to elect to receive all or any portion of these retainers in the form of restricted shares or in the form of options to purchase shares, and to defer the receipt of restricted shares. Each Director's election must be made before the beginning of the Plan Year to which the election applies. If a Director joins the Board or is elected chair of a committee during a Plan Year, the election must be made before the next Board or committee meeting, as applicable. If a Director makes no election, the Director's retainer(s) will be paid in the form of restricted shares.

      Restricted Shares

      Under the Plan, restricted shares are granted on the first business day of the Plan Year, and will have a fair market value on that date equal to the portion of the annual retainer and committee chair retainer, if any, which the Director elects to receive in the form of restricted shares. If a Director joins the Board or is elected chair of a committee during a Plan Year, restricted shares which are granted will be granted on the last business day of the Plan Quarter during which such event occurs, based on the fair market value of the shares on that date.

      Restricted shares may not be sold or transferred (except by will or by the laws of descent and distribution) between the date of grant and the end of the Plan Year for which they are granted, except as described below. Except for the restrictions described in the Plan, a Director holding restricted shares will have all the rights of a stockholder during such period, including the right to receive dividends and the right to vote the shares at meetings of stockholders of the Company.

      If a Director ceases to be a member of the Board during the Plan Year for which restricted shares are granted, the Director will receive a number of shares based on the portion of the Plan Year during which he or she served as a Director. Any additional restricted shares will be forfeited. The shares issued generally cannot be sold for six months after the original date of grant. However, if a Director ceases to be a Director as a result of death or disability, or if a change in control of the Company occurs, the restrictions on the Director's restricted shares will lapse. The definition in the Plan of "change in control" is identical to that in the 2000 Stock Option and Stock Award Plan, as described beginning on page 17.

      Deferral Election

      A Director may elect to defer the receipt of all or part of the shares and restricted shares to a date after the Director ceases to be a member of the Board. Deferred shares will be distributed in one or more installments. Deferred shares will be credited with dividend equivalents as dividends are paid on outstanding shares. The dividend equivalents will be converted into additional deferred shares as of the payment date of the dividend.

      Options

      Under the amended Plan, each Director who elects to receive options for a Plan Year will have the portion of the annual retainer and committee chair retainer, if any, which the Director elects to receive in the form of options converted into an option to purchase shares as of the first business day of the Plan Year. Each option will be a nonqualified stock option under the Internal Revenue Code. For purposes of determining the number of options a Director may receive, the Committee will have sole discretion to determine the value of an option, but this value may not be less than the greater of $2.50 or the value of an option to purchase shares for a ten-year period, as determined by the Black-Scholes option pricing formula.

      The option exercise price of each option will be the fair market value of a share on the date of grant. An option may not be exercised after the first to occur of (i) ten years after the date of grant or (ii) three months after the Director ceases to be a Director.

      If a Director joins the Board or is elected chair of a committee during a Plan Year, options which are granted will be granted on the last business day of the Plan Quarter during which such event occurs, based on the value of an option and the fair market value of a share on that date.

      An option may not be exercised until the end of the Plan Year for which it is granted and will become exercisable as of that date only if the Director has continued to serve as a Director throughout the Plan Year. If a

Director ceases to be a Director during that Plan Year, the option will terminate, and the Company will grant restricted shares in the amount that would have been computed for the year if the Director had elected to have his or her retainer(s) paid in the form of restricted shares. However, if a Director ceases to be a Director on account of death or disability, or if a change in control of the Company occurs, his or her options will be fully vested and exercisable.

      A Director may pay the option exercise price in cash or in shares (subject to any restrictions the Committee may impose) valued at the fair market value on the date notice is received by the Company, or a combination thereof. No option will be subject to any debts or liabilities of the Director or be assignable or transferable, except by will or the laws of descent and distribution, and except that options may be transferred if and to the extent permitted by the Committee.

Federal Income Tax Consequences

      The following discussion is based on the Internal Revenue Code as presently in effect, which is subject to change, and does not purport to be a complete description of the federal income tax aspects of grants under the Plan.

      Tax Treatment of Options

      A Director will not be subject to federal income tax upon the grant of an option. Upon the exercise of an option, the Director will recognize ordinary compensation income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. The Company will generally be able to take a deduction with respect to this compensation income for federal income tax purposes. The Director's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the Director. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently more than one year. The Director's holding period for shares acquired upon exercise will begin on the date of exercise.

      Tax Treatment of Shares and Restricted Shares

      Unrestricted shares and restricted shares will be taxed to the Director at the date they are issued, and the Company will receive a corresponding income tax deduction at that time. If a Director elects to defer receipt of shares, the Director will not be taxed on the shares when they are granted. Instead, the Director will be taxed on the then value of the shares when they are distributed, and the Company will receive a corresponding income tax deduction at that time.

Market Price of Common Stock

      The closing price of the Company's shares, as reported in The Wall Street Journal, New York Stock Exchange Composite Transactions, for April 18, 2000 was $2.75.

                                   PROPOSAL 4

        RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      Subject to stockholder ratification, the Board has reappointed Ernst & Young LLP as the Company's independent accountants for fiscal 2000. The same firm has served in this capacity since April 1, 1999, when the Board, acting upon the recommendation of the Audit Committee, voted to replace the Company's prior independent accountants, PricewaterhouseCoopers LLP. The stockholders voted to ratify the appointment of Ernst & Young for fiscal 2000 at the 1999 annual meeting. PricewaterhouseCoopers had served as the independent public accountants of the Company since 1987. Its report on fiscal 1998 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit, scope or accounting principles. During fiscal 1998 and the subsequent interim period preceding the replacement of PricewaterhouseCoopers, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. In addition, during fiscal 1998 and the subsequent interim period preceding the replacement of PricewaterhouseCoopers, there were no "reportable events" within the meaning of Item 304 of the Securities and Exchange Commission's Regulation S-K. Representatives of Ernst &Young will be present at the annual meeting to respond to appropriate questions and to make a statement if they desire.

      The Board recommends that stockholders vote "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for fiscal 2000.

                                                                       EXHIBIT A

                           THE SPORTS AUTHORITY, INC.
                     2000 STOCK OPTION AND STOCK AWARD PLAN

      1. Purpose. The Sports Authority, Inc. 2000 Stock Option and Stock Award Plan (the "Plan") has been established as a continuation and restatement of The Sports Authority, Inc. 1994 Stock Option Plan (the "1994 Plan") and The Sports Authority, Inc. 1996 Stock Option and Restricted Stock Plan (the "1996 Plan"), which have been merged into the Plan, subject to approval by the shareholders of The Sports Authority, Inc. (the "Company") at its 2000 Annual Meeting of Shareholders.

      The Plan is intended to attract, retain and reward (i) officers and other key employees of the Company and its "Subsidiaries" (business entities which have a majority of their equity interests owned directly or indirectly by the Company), and (ii) consultants and advisors who perform services for the Company and its Subsidiaries. The Plan is intended to increase the proprietary interest in the Company of such persons by providing further opportunity for ownership of the Company's common shares, $.01 par value (the "Shares") and to increase the incentives to such persons to contribute to the success of the Company's business.

      2. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Board") consisting of not less than two directors of the Company appointed by the Board (the "Committee"). Members of the Committee shall be appointed by and serve at the pleasure of the Board. The Committee may consist of "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and related Treasury regulations, and "non-employee directors" as defined under Rule 16b-3, as amended from time to time ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act").

      The Committee shall have sole discretion and authority to construe and interpret the Plan, to make factual determinations and to establish and amend rules for the administration of the Plan. The Committee shall have no obligation to treat persons uniformly, except to the extent otherwise specifically provided in the Plan. All actions which may be taken by the Committee under the Plan may be taken by the Board. All actions by the Committee or the Board may be taken in its sole discretion and shall be conclusive and binding on all parties.

      3. Grants Under the Plan; Shares Reserved. Grants under the Plan may consist of grants of incentive stock options ("Incentive Stock Options"), nonqualified stock options ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options") or restricted or unrestricted stock awards ("Stock Awards"). All Options and Stock Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in (i) a Stock Option Agreement for the grant of an Option or
(ii) a Stock Award Agreement for the grant of Stock Awards (or an amendment to either of the foregoing). The Committee shall approve the form and provisions of each Stock Option Agreement and Stock Award Agreement.

      The number of Shares reserved for issuance pursuant to Options and Stock Awards under the Plan shall be 4,273,783 Shares, which is the number of Shares reserved for issuance under the 1994 Plan and the 1996 Plan (and which includes all Shares subject to stock options or restricted share grants under the 1994 Plan or 1996 Plan which are cancelled, surrendered or terminated for any reason), subject to adjustment as described in Section 9 below. In no event may more than 2,000,000 Shares be used for grants of Stock Awards, subject to adjustment as described in Section 9 below. The maximum aggregate number of Shares that shall be subject to grants made under the Plan to any individual during any calendar year shall be 1,000,000 Shares, subject to adjustment as described in Section 9 below. Shares to be issued under the Plan may be either authorized and unissued Shares or issued Shares which shall have been reacquired by the Company. In the event that any outstanding Options or Stock Awards (including stock options or restricted shares granted under the 1994 Plan or 1996 Plan) expires or is cancelled, surrendered or terminated for any reason, the Shares allocable to the unexercised portion of such Options or the unvested portion of such Stock Awards may again be subjected to a grant or be issued under the Plan.

      Outstanding stock options and restricted shares granted under the 1994 Plan and the 1996 Plan shall continue in effect according to their terms and shall not be considered to be amended by this restatement of the prior Plans.

      4. Grant of Options.

            (a) General Powers of Committee. The Committee may grant Options to
(x) officers and other key employees of the Company or its Subsidiaries ("Employees"), including Employees who are members of the Board, and (y) consultants and advisors who perform services for the Company or any of its Subsidiaries ("Key Advisors") (Employees and Key Advisors who receive Options are referred to as "Optionees"). The Committee shall have sole discretion, in accordance with the provisions of the Plan, to determine to whom an Option is granted, the number of Shares covered by the Option and the terms and conditions of the Option, and shall have the authority to accelerate the vesting or exercisability of any Option. In making such determinations, the Committee may consider the position and responsibilities of the Optionee, the nature and value to the Company of his or her services and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Committee may deem relevant, but shall not be required to treat Optionees uniformly.

            (b) Types of Options. Each Option granted under the Plan shall be a Nonqualified Stock Option unless it is specifically designated by the Committee at the time of grant as an Incentive Stock Option. An Incentive Stock Option is intended to meet the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to Employees of the Company and its subsidiaries (within the meaning of section 424(f) of the Code). Nonqualified Stock Options may be granted to Employees and Key Advisors.

            (c) Options In Lieu of Bonuses. Pursuant to its powers under Section 4(a), and without limiting the foregoing, the Committee may grant Options to Employees wholly or partially in lieu of bonuses otherwise payable under any annual bonus plan of the Company. The Committee shall have sole discretion to determine the method of valuing such Options and bonuses for this purpose, and shall be entitled to grant Options of equal, greater or lesser value, as so determined, than the bonuses that such Options replace. The Committee shall have sole discretion to vary such valuation methods among individual Optionees and from one grant to the next.

            (d) General Provisions. All Options granted under the Plan shall be subject to and governed by the provisions of the Plan, including the terms and conditions set forth in this Section 4 and Section 5 hereof and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee. The date on which an Option shall be granted shall be the date that the Optionee, the number of Shares optioned and the terms and conditions of the Option are determined by the Committee, or as otherwise specified by the Committee. Each Option shall be evidenced by a Stock Option Agreement in such form as the Committee may from time to time approve.

      5. Terms and Conditions of Options.

            (a) Option Price. The purchase price of each Option granted under the Plan shall be determined by the Committee and shall not be less than the Fair Market Value (as defined below) of a Share on the date of grant of such Option. An Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, unless the exercise price per share is not less than 110% of the Fair Market Value of a Share on the date of grant. Fair Market Value of a Share for purposes of the Plan shall be deemed to be the closing price on the New York Stock Exchange Composite Transactions Tape (or its equivalent as determined by the Committee, if the Shares are not traded on the New York Stock Exchange) of a Share for the relevant valuation date or, if Shares are not traded on that date, the trading day immediately prior to the relevant valuation date.

            (b) Period of Option, Vesting and When Exercisable.

                  (i) The Committee shall establish the term of each Option, which shall not exceed ten years from the date of grant. An Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary, may not have a term that exceeds five years from the date of grant. An Option granted under the Plan may not be exercised after its term or the applicable time limit specified in Section 5(b)(iii). Any

Option not exercised within the aforementioned time period shall automatically terminate at the expiration of such period.

                  (ii) The time or times during which Options may become nonforfeitable ("vest") or become exercisable, and any conditions pertaining to the vesting or exercisability thereof, shall be determined by the Committee and specified in the Stock Option Agreement. The Committee may grant Options that permit the Optionee to exercise the Options before they vest and receive restricted Shares that will vest over the remainder of the Option's vesting period. Notwithstanding the foregoing, vesting and exercisability shall be accelerated if termination of the employment of the Optionee results from death or total and permanent disability, if termination of the employment of the Optionee occurs at or after age 65 and the Optionee has ten or more years of full-time service with the Company or a Subsidiary, or if and to the extent that the Committee may so determine in its sole discretion.

                  (iii) An Option may be exercised by an Optionee only while such Optionee is in the employ of, or providing services to, the Company or a Subsidiary or within three months thereafter, or within such longer period as the Committee may establish in its sole discretion, and only if any limitation upon the vesting of and the right to exercise such option under Section 5(b)(ii) has been removed or has expired prior to termination of employment and exercise is not otherwise precluded hereunder; provided that (i) if at the date of termination of employment, the optionee has ten or more years of full-time service with the Company or a Subsidiary or if termination of employment results from death or total and permanent disability, such three month period shall be extended to three years, and (ii) for then-vested options granted in lieu of bonuses, such three month period shall be extended to three months after the date such options were scheduled to first become exercisable. Employment or service with a Subsidiary shall be deemed terminated on the date a former Subsidiary ceases to be a Subsidiary of the Company.

                  (iv) In the event of the disability of an Optionee, an Option which is otherwise exercisable may be exercised as provided in the Stock Option Agreement by the Optionee's legal representative or guardian. In the event of the death of an Optionee, either before or after termination of employment, an Option which is otherwise exercisable may be exercised as provided in the Stock Option Agreement (i) in the case of Nonqualified Stock Options, by the person or persons whom the Optionee shall have designated in writing on forms prescribed by and filed with the Committee ("Beneficiaries"), or, if no such designation has been made, by the person or persons to whom the Optionee's rights shall have passed by will or the laws of descent and distribution ("Successor(s)") or (ii) in the case of Incentive Stock Options, by the Optionee's Successor. The Committee may require an indemnity and or such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, Beneficiary or Successor.

            (c) Exercise and Payment.

                  (i) Subject to the provisions of Section 5(b), an Option may be exercised by notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Payment for the number of Shares purchased upon the exercise of an Option shall be made in full at the price provided for in the applicable Stock Option Agreement. Such purchase price shall be paid (x) by the delivery to the Company of cash (including check or similar draft) in United States dollars or whole Shares (subject to any restrictions the Committee may impose), or a combination thereof; (y) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee approves. Shares used in payment of the purchase price shall be valued at their Fair Market Value as of the date notice of exercise is received by the Company. Any Shares delivered to the Company shall be in such form as is acceptable to the Company and shall have been held by the Optionee for the requisite period to avoid adverse accounting consequences to the Company with respect to the Option.

                  (ii) The Company may defer making delivery of Shares under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to exercise of the Option. The Committee may, in its sole discretion, permit an Optionee to elect, in such form and at such time as the Committee may prescribe, to pay all or a portion of all taxes arising in connection with the exercise of an Option by electing to (y) have the Company withhold whole Shares, or (z) deliver other whole Shares previously owned by the Optionee having a Fair Market Value not greater than the amount to be withheld; provided that the Fair Market Value of any

Shares to be withheld shall not exceed the Optionee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities associated with the transaction.

            (d) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. The terms "parent" and "subsidiary", when used in the context of Incentive Stock Option requirements, shall have the meanings given those terms in Section 424(f) of the Code.

            (e) Termination of Option by Optionee. An Optionee may at any time elect, in a written notice filed with the Committee, to terminate a Nonqualified Stock Option with respect to any number of shares as to which such Option shall not have been exercised.

            (f) Nontransferability. No Option or any rights with respect thereto shall be subject to any debts or liabilities of an Optionee, nor be assignable or transferable except by will or the laws of descent and distribution or, in the case of Nonqualified Stock Options, as described in subsection (b)(iv) above; provided that, if and to the extent permitted by the Committee, Nonqualified Stock Options and related rights may be transferred during the Optionee's lifetime to one or more of the Optionee's family members or trusts or other entities established for the benefit of family members, and such transferees may exercise rights thereunder in accordance with the terms hereof.

            (g) Rights as a Stockholder. An Optionee shall have no rights as a record holder with respect to Shares covered by his or her Option until the date of issuance to him or her of a certificate evidencing such Shares after the exercise of such Option and payment in full of the purchase price. No adjustment will be made for cash dividends for which the record date is prior to the date such certificate is issued.

      6. Grant of Stock Awards

            (a) General Powers of Committee. The Committee may grant Stock Awards, consisting of restricted or unrestricted Shares, to an Employee or Key Advisor ("Grantees") of the Company or its Subsidiaries upon such terms as the Committee deems appropriate. The Committee shall have sole discretion, in accordance with the provisions of the Plan, to determine to whom Stock Awards are granted, the number of Shares subject to the Stock Awards, the nature and duration of any restrictions, and the terms and conditions of each grant. In making such determinations, the Committee may consider the position and responsibilities of the Employee or Key Advisor, the nature and value to the Company of his or her services and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Committee may deem relevant, but shall not be required to treat eligible persons uniformly.

            (b) General Provisions. Stock Awards granted under the Plan shall be subject to and governed by the provisions of the Plan and by the terms and conditions set forth in this Section 6 and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee. The date on which Stock Awards shall be granted shall be the date that the Grantee, the number of Shares granted and the terms and conditions of the grant are determined by the Committee, or as otherwise specified by the Committee. Each grant of Stock Awards shall be evidenced by a Stock Award Agreement in such form as the Committee may from time to time approve.

            (c) Restrictions; Restricted Period.

                  (i) The Committee shall determine for each grant of Stock Awards the period, if any, during which transferability shall be restricted and any conditions which must be met during or at the expiration of such period in order for the grant to become vested (the "Restricted Period"). If any condition contained in a grant of Stock Awards is not met within the period of time it is required to be met, the grant shall be forfeited. Stock Awards may be granted with or without vesting restrictions, as the Committee determines.

                  (ii) The conditions which must be met for a grant of Stock Awards to become vested may include performance goals of whatever type or nature as the Committee may determine, to be met by the Grantee, the Grantee's business unit, the Company and its Subsidiaries as a whole, or any combination of the foregoing. Any such performance goal may be waived in whole or in part at any time by the Committee, in its sole discretion. If the Stock Awards are intended to meet the requirements of "qualified performance-based compensation" under section 162(m) of the Code, the provisions of subsection (e) below shall apply.

                  (iii) Except as otherwise determined by the Committee in the Stock Award Agreement, the conditions which must be met for a grant of Stock Awards to become vested shall include the Grantee's continued employment by, or service to, the Company or its Subsidiaries during the Restricted Period. This condition shall be deemed satisfied and the Restricted Period shall be deemed completed (subject to the satisfaction or waiver by the Committee of any performance goals described in subsection (ii) above) if termination of employment of the grantee results from death or total and permanent disability, if termination of employment of the grantee occurs at or after age 65 and the grantee has ten or more years of full-time service with the Company or a Subsidiary, or if and to the extent that the Committee may determine in its sole discretion.

                  (iv) The Committee may allow Grantees to defer the payment of Stock Awards and may provide for the payment of dividend equivalents with respect to deferred Shares.

            (d) Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Awards granted to an Employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code. The provisions of this Section 6(e) shall apply to grants of Stock Awards that are to be considered "qualified performance-based compensation" under section 162(m) of the Code.

                  (i) Performance Goals. When Stock Awards that are to be considered "qualified performance-based compensation" are to be granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for the Stock Awards to be granted or the restrictions on the Stock Awards to lapse, (ii) the performance period during which the performance goals must be met, (iii) the threshold, target and maximum amounts of Stock Awards that will be granted or for which the restrictions on Stock Awards shall lapse if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The performance goals may relate to the performance of the Employee, the Employee's business unit or the Company and its Subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals which shall be based on one or more of the following criteria: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels, (iii) expense reduction levels, (iv) implementation of critical projects or processes, (v) level of sales, (vi) changes in market price of the Shares, (vii) market share, or (viii) strategic business criteria consisting of one or more objectives with respect to revenue, market penetration, geographic business expansion, cost targets or acquisitions or divestitures, in each case for the Company and its Subsidiaries as a whole or any combination thereof.

                  (ii) Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

                  (iii) Maximum Payment. If Stock Awards are granted to an Employee under this subsection (e), not more than 500,000 Shares may be granted to such Employee for any year in the performance period.

                  (iv) Announcement of Grants. The Committee shall certify and announce the results for each performance period to all Grantees immediately following the announcement of the Company's financial results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the Stock Awards for the performance period shall not be granted or the Stock Awards shall be forfeited, as the case may be.

                  (v) Death, Disability, Change in Control or Other Circumstances. The Committee may provide that restrictions on the grant or vesting of Stock Awards shall lapse, in whole or in part, in the event of the Grantee's death or disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

            (f) Manner of Holding and Delivering Certificates for Stock Awards. Each certificate issued for Stock Awards shall be registered in the name of the Grantee and deposited with the Company or its designee in an escrow account, accompanied by a stock power executed in blank by the Grantee covering the Stock Awards. At the end of the Restricted Period, certificates representing the number of Shares to which the Grantee is then entitled shall be released from escrow and delivered to the Grantee free and clear of all restrictions. As an alternative, the Committee may establish appropriate procedures with respect to non-certificated Shares. The Company may defer delivering Shares until satisfactory arrangements have been made for the payment of any tax attributable to the grant or vesting of such Shares. The Committee may, in its sole discretion, permit a Grantee to elect, in such form and at such time as the Committee may prescribe, to pay all or a portion of all taxes arising in connection with a Stock Award by electing to have the Company withhold whole Shares, provided that the amount to be withheld shall not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities associated with the transaction.

            (g) Nontransferability. No restricted Stock Awards granted or held under the Plan shall be subject to any debts or liabilities of a Grantee, nor be assignable or transferable except by will or the laws of descent and distribution.

            (h) Rights as a Stockholder. Except for the restrictions and limitations described in the Plan, a Grantee holding Stock Awards shall have all of the rights of a record holder of the Shares, including the right to receive dividends paid on those Shares and the right to vote them at meetings of shareholders of the Company.

      7. Limitations on Rights of Optionees and Grantees.

            (a) Employment or Service. No provision of the Plan, nor any term or condition of any grant of an Option or Stock Awards, nor any action taken by the Committee, the Company or a Subsidiary pursuant to the Plan, shall give or be construed as giving an Optionee or Grantee any right to be retained in the employ of the Company or any Subsidiary or to serve as a Key Advisor, or affect or limit in any way the right of the Company or any Subsidiary to terminate such employment or service by any Optionee or Grantee.

            (b) Conditions. Notwithstanding anything contained herein to the contrary, all rights with respect to all Options and Stock Awards are subject to the conditions that the Optionee or Grantee not engage or have engaged in fraud, embezzlement, defalcation, gross negligence in the performance or nonperformance of the Optionee's or Grantee's duties (other than as a result of total and permanent disability) or material failure or refusal to perform the Optionee's or Grantee's duties at any time while in the employ of the Company or a Subsidiary, and all rights with respect to all Options and Stock Awards are subject to the conditions that the Optionee or Grantee not engage or have engaged in activity directly or indirectly in competition with any business of the Company or a Subsidiary, or in other conduct inimical to the best interests of the Company or a Subsidiary, during the employment or service of the Optionee or Grantee or following the Optionee's or Grantee's termination of employment or service. If it is determined by the Committee that there has been a failure of any such condition, all Options, and all rights with respect to all Options granted to such Optionee, and all rights with respect to Stock Awards which shall not have then vested shall immediately terminate and be null and void. If a restriction in this Section 7(b) is determined to be overbroad or unenforceable in any respect, such restriction may be modified or narrowed, either by a court or by the Committee, so as to preserve and protect the legitimate interests of the Company and its Subsidiaries, and without negating or impairing any other restrictions or agreements set forth herein. The provisions of this Section 7(b) shall inure to the benefit of any successor of the Company or a Subsidiary by merger or otherwise.

      8. Change in Control.

            (a) As herein used a Change in Control shall be deemed to have occurred if:

                  (i) the "beneficial ownership" (as defined in Rule l3d-3 under the Exchange Act) of securities representing more than 20% of the combined voting power of the Company is acquired by any "person" as defined in section 13(d) or section 14(d) of the Exchange Act (other than the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), or

                  (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                  (iii) during any period of three consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period).

            (b) Notice and Acceleration. Upon a Change in Control, (i) the Company shall provide each Optionee and Grantee with outstanding Options and Stock Awards written notice of such Change in Control, (ii) all outstanding Options shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse.

            (c) Assumption of Options. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation.

            (d) Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, the Committee may take one or both of the following actions (other than with respect to stock options or restricted shares granted under the 1994 Plan or the 1996 Plan which are outstanding when this Plan becomes effective): the Committee may (i) require that Optionees surrender their outstanding Options in exchange for a payment by the Company, in cash or Shares as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Shares subject to the Optionee's unexercised Options exceeds the exercise price of the Options, or (ii) after giving Optionees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

      9. Adjustments. If there is any change in the number or class of Shares through the declaration of Share dividends, or recapitalization, or combinations or exchanges of such Shares or similar corporate transactions, or if the Committee otherwise determines that, as a result of a corporate transaction involving a change in the Company's capitalization, it is appropriate to effect the adjustments described in this Section, the aggregate number or class of Shares with respect to which Options or Stock Awards may be granted or which may be issued under the Plan, the per-person limits on grants, the number or class of Shares covered by each outstanding Option and Stock Award grant, and the price per Share of each Option, shall all be appropriately adjusted by the Committee; provided that any fractional Shares resulting from such adjustment shall be eliminated. If a new Option is substituted for the Option granted hereunder, or an assumption of an Option granted hereunder is made, by reason of a corporate merger, consolidation, acquisition of property or stock, split-up, reorganization or liquidation, the new or assumed Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

      10. Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to Options and Stock Awards granted under the Plan will be used for general corporate purposes.

      11. Effective Date and Term of Plan. The Plan shall become effective on June 1, 2000, subject to approval by the Company's shareholders. The term during which Options and Stock Awards may be granted under the Plan shall expire on March 28, 2006. The term of Options granted and Stock Awards made prior thereto, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto.

      12. Amendments. The Board may from time to time alter, amend, suspend or discontinue the Plan; provided that stockholder approval shall be required for any amendment that requires stockholder approval in order for the exemption available under section 162(m) of the Code to be applicable to the Plan, or in order for the applicable Incentive Stock Option or stock exchange requirements to be met.

      The Plan, each Option under the Plan and the grant and exercise thereof, each grant of Stock Awards under the Plan, and the obligation of the Company to sell and issue Shares under the Plan shall be subject to all applicable laws, rules, regulations and governmental, stock exchange and stockholder approvals, and the Committee may make such amendment or modification thereto as it shall deem necessary to comply with any such laws, rules and regulations or to obtain any such approvals.

      13. Severability. If any provision of the Plan, any term or condition of any Option or Stock Awards granted or form executed or to be executed thereunder or any application thereof to any person or circumstance is invalid or would result in an Incentive Stock Option failing to meet the requirements of section 422 of the Code, such provision, term, condition or application shall to that extent be void (or, in the sole discretion of the Committee, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provision, term or condition is severable.

      14. Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other grants outside of this Plan. Without limiting the foregoing, the Committee may make a grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock award grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

      15. Governing Law. The Plan shall be applied and construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of laws principles thereof, and applicable Federal law.

                                                                       EXHIBIT B

                           THE SPORTS AUTHORITY, INC.
                               DIRECTOR STOCK PLAN

      1. Purpose.

      1.1 The Sports Authority, Inc. Director Stock Plan is intended to increase the proprietary interest of non-employee members of the Board of Directors of The Sports Authority, Inc. by providing further opportunity for ownership of the Company's common shares. By means of such increased proprietary interest, the Plan is intended to increase their incentive to contribute to the success of the Company's business.

      1.2 The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as such Rule may be amended from time to time, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

      2. Definitions.

            As used in this Plan, the following words and phrases shall have the meanings indicated:

            (a) "Annual Retainer" shall mean the annual retainer fee paid by the Company to a Participant for his or her services as a director, and shall not include meeting fees.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Change in Control" shall mean the occurrence of an event described in Article 11 hereof.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (e) "Committee" shall mean the Compensation Committee of the Board.

            (f) "Committee Chair Retainer" shall mean the portion of the annual retainer fee, if any, paid by the Company to a Participant for his or her services as chair of one of the Board's committees.

            (g) "Company" shall mean The Sports Authority, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

            (h) "Date of Grant" shall mean the date on which an Option is granted pursuant to Article 10.

            (i) "Deferred Shares" means Shares or Restricted Shares that are deferred at the election of a Participant pursuant to Article 7.

            (j) "Disability" shall mean a Participant's total and permanent inability to perform his or her duties to the Company by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Participant and acceptable to the Company.

            (k) "Dividend Equivalents" shall mean amounts credited pursuant to
Article 8.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (m) "Fair Market Value" per Share shall mean the closing price on the New York Stock Exchange Composite Transactions Tape (or its equivalent if the Shares are not traded on the New York Stock Exchange) of a Share on the relevant valuation date or, if the Shares are not traded on that date, the trading day immediately prior to the relevant valuation date.

            (n) "Option" shall mean an option to purchase Shares granted pursuant to Article 10.

            (o) "Participant" shall mean a non-employee member of the Board.

            (p) "Plan" shall mean The Sports Authority, Inc. Director Stock Plan, as amended from time to time.

            (q) "Plan Quarter" shall mean a calendar quarter ending on the date of the annual meeting of the Company's shareholders and on each of August 31, November 30 or February 28 (or 29).

            (r) "Plan Year" shall mean the approximately 12-month period beginning on the day after the date of each annual meeting of the Company's shareholders and ending on the date of the next following annual meeting of the Company's shareholders.

            (s) "Restricted Period" shall have the meaning given in Section 6.3(c).

            (t) "Restricted Share" shall mean a Share granted subject to restrictions pursuant to Article 6.

            (u) "Rule 16b-3" shall mean Rule 16b-3, as in effect from time to time, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

            (v) "Shares" shall mean the common shares of the Company, $.01 par value.

      3. Shares.

      The maximum number of Shares which shall be reserved for the grant of Shares, Restricted Shares and Options under the Plan shall be 600,000 Shares, which number shall be subject to adjustment as provided in Article 12 hereof. Such Shares may be either authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company. If any Restricted Shares under the Plan are forfeited and reacquired by the Company, or if any Options terminate or expire unexercised, the Shares forfeited or covered by the terminated or expired Option shall (unless the Plan shall have been terminated) again become available for use under the Plan.

      4. Grants of Shares for Meeting Fees.

      4.1 Meeting Fees. The meeting fees of each Participant may be provided in the form of a grant of Shares made on the last business day of the Plan Quarter in which the relevant meetings occur, if the Board so determines. Shares so granted shall have a Fair Market Value on such date equal to the aggregate amount of the meeting fees for the Participant with respect to meetings occurring in such Plan Quarter. Such Shares shall not be sold until at least six months after their date of grant. Fractional Shares shall be paid in cash.

      4.2 Grants Subject to Deferral Election, if Any. The provisions of this
Article 4 with respect to grants of Shares shall be subject to any deferral election made with respect to such Shares by a Participant in accordance with
Article 7.

      5. Election to Receive Annual Retainer and Committee Chair Retainer in the Form of Options or Restricted Shares.

      5.1 Elections. Before the beginning of each Plan Year, each Participant may elect to receive his or her Annual Retainer and Committee Chair Retainer, if applicable, for the Plan Year in the form of Restricted Shares as described in
Article 6 or in the form of Options as described in Article 10, or as a combination of Restricted Shares and Options. The election shall be made by filing a written election with the Secretary of the Company before the beginning of the Plan Year. The election shall be irrevocable as of the first day of the Plan Year.

      5.2 Elections for New Participants. If an individual becomes a Participant during a Plan Year, the Participant may elect to receive his or her Annual Retainer and Committee Chair Retainer, if applicable, for the Plan Year in the form of Restricted Shares or Options, or as a combination thereof, by filing a written election with the Secretary of the Company before the date of the next Board meeting or the next meeting of such Board committee thereafter and shall become irrevocable on the last day prior to such date.

      5.3 Failure to Make an Election. If a Participant makes no election under this Article 5 for a Plan Year, the Participant's Annual Retainer and Committee Chair Retainer, if applicable, shall be paid in the form of Restricted Shares.

      6. Grant of Restricted Shares for Annual Retainer and Committee Chair Retainer.

      6.1 Grants of Restricted Shares for Annual Retainer and Committee Chair Retainer. Each individual who is a Participant at the beginning of a Plan Year shall receive his or her Annual Retainer, and each individual who is a chair of a Board committee at the beginning of a Plan Year shall receive his or her Committee Chair Retainer, in the form of a grant of Restricted Shares made on the first business day of the Plan Year, except to the extent such Participant elects to receive Options pursuant to Section 5.1. The Restricted Shares so granted shall have a Fair Market Value on such date equal to the amount of the Annual Retainer or the Committee Chair Retainer, as the case may be, in effect on such date for the Participant. Fractional Shares shall be paid in cash.

      In the case of an individual who becomes a Participant or the chair of a Board committee during a Plan Year, his or her Annual Retainer or Committee Chair Retainer, as the case may be, with respect to such Plan Year shall be provided in the form of a grant of Restricted Shares made on the last business day of the Plan Quarter in which he or she becomes a Participant or chair of a Board committee, except to the extent such Participant elects to receive Options pursuant to Section 5.2. The Restricted Shares so granted shall have a Fair Market Value on such date equal to the amount of the applicable Annual Retainer or Committee Chair Retainer, as the case may be, multiplied by a fraction, the numerator of which is the number of days remaining in such Plan Year from and after the date the individual becomes a Participant or chair of a Board committee, as the case may be, and the denominator of which is the number of days in the Plan Year. Fractional Shares shall be paid in cash.

      If an increase in the Annual Retainer or Committee Chair Retainer becomes effective during a Plan Year, an additional grant of Restricted Shares shall be made on the last day of the Plan Quarter in which the increase in the Annual Retainer or Committee Chair Retainer, as the case may be, becomes effective. The Restricted Shares so granted shall have a Fair Market Value on such date equal to the amount of such increase multiplied by a fraction, the numerator of which is the number of days remaining in the Plan Year from and after the effective date of the increase and the denominator of which is 365. Fractional Shares shall be paid in cash. Any increase in the Annual Retainer or Committee Chair Retainer during a Plan Year shall be paid in Restricted Shares, without regard to whether the Participant elected to receive such retainer as of the beginning of the Plan Year in the form of Options.

      6.2 Grants Subject to Deferral Election, if Any. All provisions of this
Article 6 with respect to grants of Restricted Shares shall be subject to any deferral election made with respect to all or any portion of such Restricted Shares by a Participant in accordance with Article 7.

      6.3 Terms of Restricted Shares. Each grant of Restricted Shares under the Plan shall comply with the following terms and conditions:

            (a) Each grant shall state the number of Restricted Shares to be granted.

            (b) Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (except by will or the applicable laws of descent and distribution) during the Restricted Period.

            (c) Subject to Sections 6.3(d) and 6.3(f) hereof, the Restricted Period for Restricted Shares granted under the Plan shall begin with their grant and end upon completion of the Plan Year in which they are granted.

            (d) Except as provided in Section 6.3(f) hereof, if during the Restricted Period a Participant's service as a member of the Board (whether or not a nonemployee member) or as chair of a Board committee terminates, the Participant shall receive a number of unrestricted Shares (except as described below) determined by multiplying the number of Restricted Shares held by the Participant by a fraction, the numerator of which shall be the number of days during which the Participant served as a director or as chair of a Board committee, as the case may be, during the Restricted Period and the denominator of which shall be the number of days in the Restricted Period. Any additional Shares shall be forfeited. The Shares issued shall be subject to the six-month sale restriction of Section 6.3(g) below.

            (e) During the Restricted Period, the Participant shall possess all incidents of ownership of such Restricted Shares, including the right to vote and to receive dividends with respect to such Restricted Shares, subject to the restrictions and limitations described in this Article.

            (f) Upon the termination of a Participant's service as a member of the Board which results from the Participant's death or Disability, or upon the occurrence of a Change in Control of the Company, all restrictions then outstanding with respect to Restricted Shares granted hereunder shall automatically expire and be of no further force and effect.

            (g) Notwithstanding any other provisions hereof, unless an event described in Section 6.3(f) occurs, no Shares from a grant of Restricted Shares may be sold until at least six months after the date of grant of the Restricted Shares.

            (h) Upon the grant of Restricted Shares, either (i) a share certificate or certificates representing such Restricted Shares shall be registered in the Participant's name, shall bear an appropriate legend referring to the restrictions applicable thereto, and shall be held in custody by an escrow agent appointed by the Committee for the account of the Participant, or
(ii) the Company's share transfer agent or other designee shall credit such Restricted Shares to the Participant's Restricted Shares account, which Shares shall be subject to the restrictions applicable thereto under the Plan. Any attempt to dispose of any such Shares in contravention of such restrictions shall be null and void and without effect.

      7. Deferral Elections.

      7.1 Elections. Each Participant may elect to defer the receipt (a "Deferral Election") of all or a portion of the Shares under Article 4 and the Restricted Shares under Article 6 that are otherwise deliverable to the Participant with respect to his or her services as a director during a Plan Year ("Deferred Shares"). When the applicable deferral period ends, such Deferred Shares shall be deliverable in unrestricted Shares.

      The Participant shall elect (a) that Deferred Shares be distributed in a lump sum or in equal annual installments (not exceeding ten), and (b) that the lump sum or first installment be distributed on the tenth day of the calendar year immediately following either (i) the year in which the Participant ceases to be a director of the Company, or (ii) the earlier of the year in which the Participant ceases to be a director of the Company or a date designated by the Participant, provided, however, that any such election shall be subject to
Article 9 hereof. Installments subsequent to the first installment shall be distributed on the tenth day of each succeeding calendar year until all of the Participant's Deferred Shares shall have been distributed.

      In the event the Participant should die before all of the Participant's Deferred Shares have been distributed, the balance of the Deferred Shares shall be distributed in a lump sum to the person or persons whom the Participant shall have designated in writing on a form prescribed by and filed with the Committee, or, if no such designation has been made, to the person or persons to whom the Participant's rights shall have passed by will or the laws of descent and distribution. The Committee may require an indemnity and such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, beneficiary or successor.

      In the event the Participant should terminate his or her service as a member of the Board during the period which would have been a Restricted Period with respect to a particular grant of Deferred Shares hereunder, except that the Participant made an effective Deferral Election with respect to such grant, such Deferred Shares shall be treated in the same manner as Restricted Shares under Sections 6.3(d) and 6.3(f) hereof.

      7.2 Timing and Form of Deferral Elections. Any deferral election:

            (a) shall be in the form of a document executed by the Participant and filed with the Secretary of the Company,

            (b) shall be made before the first day of the Plan Year in which the applicable retainer fee or meeting fees are earned and shall become irrevocable on the last day prior to the beginning of such Plan Year (except that an election with respect to the first Plan Year in which an individual becomes a Participant or the chair of a Board committee shall be made before the date of the next Board meeting or the next meeting of such Board committee thereafter and shall become irrevocable on the last day prior to such date), and

            (c) shall continue until a Participant ceases to be a director or until he or she terminates or modifies such election by written notice, any such termination or modification to be effective as of the end of the Plan Year in which such notice is given with respect to fees payable in subsequent Plan Years.

      8. Dividend Equivalents.

      Deferred Shares shall be credited with an amount equivalent to the dividends which have been paid on an equal number of outstanding Shares ("Dividend Equivalents"). Dividend Equivalents shall be credited as of the payment date of such dividends. Deferred Shares held pending distribution shall continue to be credited with Dividend Equivalents.

      Dividend Equivalents so credited shall be converted into an additional whole number of Deferred Shares as of the payment date of the dividend (based on the Fair Market Value of a Share on such payment date). Such Deferred Shares shall thereafter be treated in the same manner as any other Deferred Shares under the Plan. Dividend Equivalents resulting in fractional shares shall be held for the credit of the Participant until the next dividend payment date and shall be converted into Deferred Shares on such date. Upon the final distribution of the Participant's Deferred Shares, any Dividend Equivalents not previously converted into Deferred Shares shall be paid in cash.

      9. Effect of Certain Events.

      Notwithstanding a deferral election pursuant to Article 7 hereof:

            (a) If, as determined by the Board in its sole discretion, the Participant (during or following his or her membership on the Board) engages in any activity or association in competition with or adverse or detrimental to the interests of the Company (i) all of such Participant's Deferred Shares shall be distributed immediately in the form of Shares, (ii) Dividend Equivalents not yet converted into Deferred Shares shall be distributed immediately in cash, and
(iii) all of such Participant's fees earned and not yet converted into Shares, Restricted Shares or Deferred Shares under the terms of this Plan shall be distributed in the form of Shares as soon as practicable, with any fractional Share being distributed in cash.

            (b) Upon the occurrence of a Change in Control, (i) all Deferred Shares to the extent credited prior to the Change in Control shall be distributed immediately in the form of Shares, and (ii) all Dividend Equivalents not yet converted into Deferred Shares and all fees earned and not yet converted into Shares, Restricted Shares, Deferred Shares or Options under the terms of this Plan shall be distributed immediately in cash.

      10. Grant of Options.

      10.1 Grant of Options With Respect to Annual Retainers and Committee Chair Retainers. Each individual who is a Participant at the beginning of a Plan Year and who has elected to receive Options for the Plan Year pursuant to Article 5 shall have that portion of his or her Annual Retainer and Committee Chair Retainer, if any, for the Plan Year which he or she designates converted into an Option to purchase Shares. The Company shall grant the Option, at the direction of the Committee, on the first business day of the Plan Year (the "Date of Grant"). The Board may determine that Option grants shall be subject to approval of the Board. Each Option shall be a non-qualified stock option and shall be evidenced by a Share Option Agreement in such form as the Committee shall approve. The number of Shares to be covered by the Option shall be determined by dividing the designated portion of the Annual Retainer or Committee Chair Retainer by the value of an option and shall be rounded down to the nearest whole Share. The Committee shall have sole discretion to determine the value of an option, provided that the value of an option shall in no event be less than the greater of (i) $2.50, or (ii) the value (as of the last trading day immediately before the Date of Grant) of an option to purchase Shares for a ten-year period, as determined by the Black-Scholes option pricing formula. Any portion of an Annual Retainer or Committee Chair Retainer that is not converted into an Option shall be paid in the form of Restricted Shares, except that fractional Shares shall be paid in cash.

      10.2 Discretionary Option Grants. The Committee shall have authority from time to time to grant Options to Participants, provided that all such grants shall be on a uniform basis.

      10.3 Option Price. The option exercise price of each Option granted under the Plan shall be the Fair Market Value on the Date of Grant of the Shares covered by the Option.

      10.4 New Participants. An individual who becomes a Participant or the chair of a Board committee during a Plan Year and who elects to receive an Option for the Plan Year pursuant to Article 5 shall receive an Option on the last business day of the Plan Quarter in which he or she becomes a Participant or the chair of a Board committee. The Committee shall grant the Participant an Option based on the Participant's Annual Retainer or Committee Chair Retainer multiplied by a fraction, the numerator of which is the number of days remaining in such Plan Year from and after the date the individual becomes a Participant or the chair of a Board committee and the denominator of which is the number of days in the Plan Year. The Option shall be based on the Fair Market Value of Shares in the manner described in
Section 10.1, except that the Date of Grant shall be the last business day of the Plan Quarter in which the individual becomes a Participant or the chair of a Board committee.

      10.5 Option Term; Vesting.

            (a) An Option may not be exercised after the first to occur of (i) ten years from the Date of Grant or (ii) three months after the Participant ceases to be a Director for any reason. Any Option not exercised within the foregoing Option term shall automatically terminate at the expiration of such Option term.

            (b) Except as set forth below, an Option may not be exercised until the end of the Plan Year in which the Option is granted, and shall be exercisable as of that date only if the Participant has continued to serve as a director of the Company through that Plan Year. Except as provided below, if a Participant ceases to be a member of the Board during such Plan Year, the Option shall terminate. In that event, the Company shall grant to the Participant unrestricted Shares (except as provided below) in the amount that would have been computed for the Plan Year pursuant to Section 6.3(d) if the Participant had elected to have his or her Annual Retainer paid in the form of Restricted Shares. The Shares issued shall be subject to the six-month sale restriction of
Section 6.3(g), with the six-month period measured from the Date of Grant of the Option.

            (c) If a Participant ceases to be a member of the Board on account of the Participant's death or Disability, or upon the occurrence of a Change in Control of the Company, the Participant's outstanding Options shall be fully vested and exercisable. In the event of the death of a Participant, the Participant's outstanding Options may be exercised by the person or persons whom the Participant shall have designated in writing on a form prescribed by and filed with the Committee, or, if no such designation has been made, by the person or persons to whom the Participant's rights shall have passed by will or the laws of descent and distribution. The Committee may require an indemnity and such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, beneficiary or successor.

      10.6 Exercise and Payment.

            (a) An exercisable Option may be exercised by notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Payment for the number of Shares purchased upon the exercise of an Option shall be made in full at the price provided for in the applicable Share Option Agreement. Such purchase price shall be paid by the delivery to the Company of cash (including check or similar draft) in United States dollars or whole Shares (subject to any restrictions the Committee may impose), or a combination thereof. Shares used in payment of the purchase price shall be valued at their Fair Market Value as of the date the notice of exercise is received by the Company. Any Shares delivered to the Company shall be in such form as is acceptable to the Company.

            (b) The Company may defer making delivery of Shares under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to exercise of the Option. The Committee may, in its sole discretion, permit a Participant to elect, in such form and at such time as the Committee may prescribe, to pay all or a portion of any taxes arising in connection with the exercise of an Option by electing to (a) have the Company withhold whole Shares, or (b) deliver other whole Shares previously owned by the Participant having a Fair Market Value not greater than the amount to be withheld; provided that the amount to be withheld shall not exceed the total Federal, State and local tax withholding obligations associated with the transaction.

      10.7 Nontransferability. No Option or any rights with respect thereto shall be subject to any debts or liabilities of a Participant, nor shall they be assignable or transferable except by will or the laws of descent and distribution; provided that, if the Committee deems it appropriate, an Option may permit the Participant to transfer the Option to one or more transferees during the Participant's lifetime, and such transferees may exercise rights thereunder in accordance with the terms hereof, but only if and to the extent permitted by the Committee.

      10.8 Rights as a Shareholder. A Participant shall have no rights as a record holder with respect to Shares covered by his or her Option until the date of issuance to him or her of a certificate evidencing such Shares after the exercise of such Option and payment in full of the purchase price. No adjustment will be made for cash dividends for which the record date is prior to the date such certificate is issued.

      11. Change in Control of the Company.

      The first to occur of any of the following events shall be deemed a Change in Control of the Company; provided, however, that in no event shall the initial public offering of the Shares be deemed a Change in Control of the Company for purposes of this Plan:

            (i) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20% of the combined voting power of the Company is acquired by any "person," as defined in sections 13(d) and 14(d) of the Exchange Act (other than the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), or

            (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

            (iii) during any period of three consecutive years beginning after the completion of the initial public offering of the Shares, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

      12. Effect of Certain Changes.

      In the event of any extraordinary dividend, share dividend, recapitalization, merger, consolidation, share split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number and type of Shares available for grant, the number and type of outstanding Restricted Shares, Deferred Shares and Options, and the Option price of outstanding Options shall be equitably adjusted by the Committee to reflect such event and preserve the value of such grants, and the Committee may make such other adjustments to the terms of outstanding Restricted Shares, Deferred Shares and Options as it may deem equitable under the circumstances; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated.

      13. No Rights to Continuance as Director.

      Nothing in the Plan or in any grant made pursuant hereto shall confer upon any Participant the right to continue to serve as a member of the Company's Board or to be entitled to any remuneration or benefits not set forth in the Plan.

      14. Administration.

      The Plan shall be administered by the Committee, except as otherwise specifically provided in the Plan. The Committee shall have the full authority and discretion to make such interpretations and constructions of the Plan as are necessary to administer the Plan in accordance with, and subject to, the Plan's provisions. Without limiting the foregoing, the Committee is specifically authorized to make such modifications to the administration of the Plan as it deems appropriate if an annual meeting of the Company's shareholders is not held on a date that is approximately 12 months after the last annual shareholders meeting. If the Board deems it appropriate, the Board may reserve the right to approve grants under the Plan.

      The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. The Committee may appoint a chairperson and a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by unanimous written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

      All decisions, determinations and interpretations of the Committee and the Board shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.

      15. Amendment and Termination of the Plan.

      The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires shareholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of shareholders. Except as provided in Article 12 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any grant previously made, unless the written consent of the Participant is obtained.

      16. Governing Law.

      The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

      17. Term.

      The Plan shall remain in effect until the last day of the Plan Year ending in 2009, but in no event later than June 30, 2009, unless sooner terminated by the Board; provided, however, that Shares and Dividend Equivalents may be delivered pursuant to a Deferral Election after such date, the Restricted Period of Restricted Shares granted prior to such date may extend beyond such date, Options granted prior to such date may be exercised after such date, and the provisions of the Plan shall continue to apply to such Deferred Shares, Dividend Equivalents, Restricted Shares and Options.

      18. Miscellaneous.

      18.1 The right of a Participant to Restricted Shares, Deferred Shares, Dividend Equivalents and Options shall be non-assignable (except as specifically provided otherwise in the Plan) and shall not be subject in any manner to the debts or other obligations of the Participant or any other person.

      18.2 The Company shall not be required to reserve or otherwise set aside funds with respect to grants under the Plan.

                            THE SPORTS AUTHORITY, INC.

                                     PROXY
                      2000 ANNUAL MEETING OF STOCKHOLDERS

          This Proxy is Solicited on Behalf of the Board of Directors

      The Undersigned hereby appoints MARTIN E. HANAKA and FRANK W. BUBB and each of them, the true and lawful attorneys, agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all sahres of Common Stock the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of THE SPORTS AUTHORITY, INC. to be held on June 1, 2000 at 9:00 A.M. at the Company's corporate headquarters located at 3383 North State Road 7, Fort Lauderdale, Florida 33319, and at any and all adjournments thereof, on the following matters:

1. The election of A. David Brown, Mary Elizabeth Burton and Carol Farmer as Class III Directors to serve until the Annual Meeting of Stockholders in 2003 or until their successors are duly elected and qualified; except vote withheld from the following nominee(s):__________________________________.

                    |_| FOR                        |_| WITHHOLD VOTE

2.    Approval of the 2000 Stock Option and Stock Award Plan;

                    |_| FOR       |_| AGAINST      |_| ABSTAIN

3.    Approval of the amendment of the Director Stock Plan;

                    |_| FOR       |_| AGAINST      |_| ABSTAIN

4. Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the 2000 fiscal year; and

                    |_| FOR       |_| AGAINST      |_| ABSTAIN

                               (see reverse side)

                          (continued from other side)


      5. In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof.

            |_|   I PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.

                                               Dated:_____________________, 2000

                                               _________________________________

                                               _________________________________

                                               Please sign exactly as your name
                                               appears hereon. If stock is
                                               registered in more than one name,
                                               each holder should sign. When
                                               signing as an attorney,
                                               administrator, executor, guardian
                                               or trustee, please add your title
                                               as such. If executed by a
                                               corporation or partnership, the
                                               proxy should be signed in full
                                               corporate or partnership name by
                                               a duly authorized officer or
                                               partner as applicable.